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Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
PEREGRINE SYSTEMS, INC., et a1.,(1))		Case No. 02-12740 (JFK)
	)	(Jointly Administered)
Debtors.	)

MONTHLY OPERATING REPORT FOR PEREGRINE SYSTEMS, INC.
FOR THE MONTH ENDED OCTOBER 31, 2002

PACHULSKI, STANG, ZIEHL, YOUNG & JONES P.C.
Laura Davis Jones (Bar No. 2436)
Richard M. Pachulski (CA Bar No. 90073)
Jeremy V. Richards (CA Bar No. 102300)
Scotta E. McFarland (Bar No. 4184)
919 North Market Street, 16th Floor
P.O. Box 8705
Wilmington, Delaware 19899-8705 (Courier 19801)
Telephone: (302) 652-4100
Facsimile: (302) 652-4400

Counsel for the Debtors and
Debtors in Possession

December 12, 2002

(1)
The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: Peregrine Systems, Inc.	Case No. 02-12740
Reporting Period: 09/23/02 - 10/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any offical committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)		See Attestation Letter
Copies of bank statements			See Attestation Letter
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		See Attestation Letter
Copies of IRS Form 6123 or payment receipt			None
Copies of tax returns filed during reporting period			None
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable			Available upon request
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification

Signature of Debtor	Date

Signature of Joint Debtor	Date
/s/ KEN SEXTON Signature of Authorized Individual	12/10/02 Date
Ken Sexton Printed Name of Authorized Indivual	Chief Financial Officer Title of Authorized Individual

        *Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Date of Monthly Operating Report: October 31, 2002

PEREGRINE SYSTEMS, INC. Case No. 02-12740-JKF

ATTESTATION:

1) Bank reconciliations for all of the accounts listed below have been performed for the month ended October 31, 2002.

Account Description	Bank Name	Bank Account Number	Balance per Books
Lockbox	Bank of America	736-631-0021	$0.00
Telco Lockbox	Bank of America	375-155-5694	(2,100.00)
Third Party Account	Bank of America	123-310-2013	204,583.85
Checking	Bank of America	123-310-3945	(122,925.03)
Operating Account A	Bank of America	123-310-4096	0.00
Litigation	Bank of America	123-310-4850	0.00
IBM Escrow	Bank of America	123-306-6938	0.00
Stock Options	Bank of America	123-363-4482	0.00
Operating Account B	Bank of America	145-010-8273	6,239,803.50
Payroll	Bank of America	145-090-8274	(321,068.59)
Money Market	Bank of America	874289	0.00
Cigna Health Non-CA	Citibank	30490928	282,104.01
Cigna Health CA	Citibank	30490936	358,746.72
IBM Collateral	Key Bank	40204230688340	1,473,849.00
Stock Options	Salomon Smith Barney	6132003515	58,328.05
Foothill Sweep Account	Well Fargo Bank	4000052746	0.00
A/R Financing	Well Fargo Bank	4905015277	920,442.83

		Total	$9,091,764.34

2) All post-petition tax liabilities due and owing as of October 31, 2002 have been paid on a current basis.

I declare, under penalty of perjury, that the foregoing is true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification. I have full authority to make the above representations on behalf of the Debtor.

Date: December 10, 2002

/s/ KEN SEXTON Ken Sexton Chief Financial Officer Peregrine Systems, Inc.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: Peregrine Systems, Inc.	Case No. 02-12740 Reporting Period: 09/23/02-10/31/02

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)		See Attestation Letter
Copies of bank statements			See Attestation Letter
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		See Attestation Letter
Copies of IRS Form 6123 or payment receipt			None
Copies of tax returns filed during reporting period			None
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable			Available upon request
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification.

Signature of Debtor	Date
Signature of Joint Debtor	Date
Signature of Authorized Individual	Date
Ken Sexton Printed Name of Authorized Individual	Chief Financial Officer Title of Authorized Individual
*
Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Peregrine Systems, Inc.	Case No. 02-12740 (JKF)
Reporting Period: 9/23/02—9/30/02

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS
	Bank of America Oper. Acct. A #1233-1-04096	Bank of America Oper. Acct. B #1450-1-08273	Salomon Stock Options #6132003515765	Bank of America Payroll #1450-9-08274	Bank of America Litigation #1233104850	Bank of America Checking #1233103945	Bank of America Money Market #874289	Bank of America 3rd Party Acct #1233102013	Bank of America Chicago Lockbox #7366310021	Citibank Cigna—Non-CA #30490928	Citibank Cigna—CA #30490936	Bank of America Options Acct #1233634482
CASH BEGINNING OF MONTH	1,151,608.93	409,048.52	0.00	615,084.09	0.00	0.00	0.00	550,475.00	92,404.21	98,934.37	48,814.78	0.00
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE		561,106.86							1,175,181.91
CASH FROM DEBTOR FINANCING—BMC	46,213,791.00
NET ADVANCES—FOOTHILL REVOLVER (1)	2,250,178.27	(410,519.02)							(211,676.44)
SALE OF ASSETS
OTHER (ATTACH LIST)	0.00		0.00			0.00		0.00		0.00	0.00
TRANSFERS (FROM DIP ACCTS)		1,055,909.68		4,625,000.00						43,052.21	49,889.66
TRANSFERS FROM DEBTOR AFFILIATE
TOTAL RECEIPTS	48,463,969.27	1,206,497.52	0.00	4,625,000.00	0.00	0.00	0.00	0.00	963,505.47	43,052.21	49,889.66	0.00
DISBURSEMENTS
NET PAYROLL				(3,260,988.00)
PAYROLL TAXES				(1,666,792.00)
SALES, USE & OTHER TAXES						(2,557.00)
INVENTORY PURCHASES						(2,496.86)
SECURED/RENTAL/LEASES	(176,332.06)					(1,080,091.05)
INSURANCE						(55,171.94)				(51,943.00)	(78,522.00)
ADMINISTRATIVE	(5,854,730.50)					(242,394.93)
SELLING						(35,535.01)
OTHER (ATTACH LIST)										0.00	0.00
LOAN REPAYMENT	(35,117,481.69)
PRE-PETITION EXPENSES (2)	(176,332.06)
TRANSFERS (TO DIP ACCTS)	(4,717,941.87)								(1,055,909.68)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	(46,042,818.18)	0.00	0.00	(4,927,780.00)	0.00	(1,418,246.79)	0.00	0.00	(1,055,909.68)	(51,943.00)	(78,522.00)	0.00
NET CASH FLOW	2,421,151.09	1,206,497.52	0.00	(302,780.00)	0.00	(1,418,246.79)	0.00	0.00	(92,404.21)	(8,890.79)	(28,632.34)	0.00
CASH—END OF MONTH	3,572,760.02	1,615,546.04	0.00	312,304.09	0.00	(1,418,246.79)	0.00	550,475.00	0.00	90,043.58	20,182.44	0.00
DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

NOTES:

(1)	ADVANCES AND REPAYMENTS WERE MADE OUT OF SEPARATE ACCOUNTS. REPAYMENTS ARE SHOWN ON THIS LINE TO REFLECT NET ADVANCES ON A CONSOLIDATED BASIS.
(2)	PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER.
(3)
DUE TO CENTRALIZED PAYROLL PROCESSING, DISBURSEMENTS FOR THIS DEBTOR AFFILIATE ARE MADE BY DEBTOR. FOR PURPOSES OF CALCULATING DEBTOR'S DISBURSEMENTS, THESE PAYMENTS ARE EXCLUDED. THEY ARE INCLUDED IN DISBURSEMENT CALCULATIONS FOR PEREGRINE REMEDY, INC.

In re: Peregrine Systems, Inc.	Case No. 02-12740 (JKF)
Reporting Period: 9/23/02—9/30/02

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH — ACTUAL" column must equal the sum of the bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS					CURRENT
							Less: Payments on behalf of Peregrine Remedy (3)
	Key Bank IBM Collateral #40204230688340	Bank of America IBM Collections #1233066938	Bank of America Telco Lockbox #01-3751555694	Wells Fargo Foothill Lockbox #4000-052746	Wells Fargo A/R Financing #4905-15277	BEFORE REMEDY ADJUSTMENT (3)		CURRENT MONTH ACTUAL
CASH BEGINNING OF MONTH	1,473,849.00	0.00	2,860.25	106,703.00	226,885.29	4,776,667.44		4,776,667.44
RECEIPTS
CASH SALES						0.00		0.00
ACCOUNTS RECEIVABLE			108,947.01			1,845,235.78		1,845,235.78
CASH FROM DEBTOR FINANCING — BMC						46,213,791.00		46,213,791.00
NET ADVANCES—FOOTHILL REVOLVER (1)			(23,958.80)			1,604,024.01		1,604,024.01
SALE OF ASSETS						0.00		0.00
OTHER (ATTACH LIST)			209.07		6,811.01	7,020.08		7,020.08
TRANSFERS (FROM DIP ACCTS)						5,773,851.55		5,773,851.55
TRANSFERS FROM DEBTOR AFFILIATE						0.00		0.00
						0.00		0.00
TOTAL RECEIPTS	0.00	0.00	85,197.28	0.00	6,811.01	55,443,922.42		55,443,922.42
DISBURSEMENTS
NET PAYROLL						(3,260,988.00)	1,796,667	(1,464,321.00)
PAYROLL TAXES						(1,666,792.00)	928,834	(737,958.00)
SALES, USE & OTHER TAXES						(2,557.00)		(2,557.00)
INVENTORY PURCHASES						(2,496.86)		(2,496.86)
SECURED/RENTAL/LEASES						(1,256,423.11)		(1,256,423.11)
INSURANCE						(185,636.94)		(185,636.94)
ADMINISTRATIVE			(1,211.60)			(6,098,337.03)		(6,098,337.03)
SELLING						(35,535.01)		(35,535.01)
OTHER (ATTACH LIST)						0.00		0.00
LOAN REPAYMENT						(35,117,481.69)		(35,117,481.69)
PRE-PETITION EXPENSES (2)						(176,332.06)		(176,332.06)
TRANSFERS (TO DIP ACCTS)						(5,773,851.55)		(5,773,851.55)
						0.00		0.00
PROFESSIONAL FEES						0.00		0.00
U.S. TRUSTEE QUARTERLY FEES						0.00		0.00
COURT COSTS						0.00		0.00
TOTAL DISBURSEMENTS	0.00	0.00	(1,211.60)	0.00	0.00	(53,576,431.25)	2,725,501.00	(50,850,930.25)
NET CASH FLOW	0.00	0.00	83,985.68	0.00	6,811.01	1,867,491.17	2,725,501.00	4,592,992.17
CASH—END OF MONTH	1,473,849.00	0.00	86,845.93	106,703.00	233,696.30	6,644,158.61
DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	50,850,930.25
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	(5,773,851.55)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	45,077,078.70

NOTES:

(1)
ADVANCES AND REPAYMENTS WERE MADE OUT OF SEPARATE ACCOUNTS. REPAYMENTS ARE SHOWN ON THIS LINE TO REFLECT NET ADVANCES ON A CONSOLIDATED BASIS.

(2)
PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER.

(3)
DUE TO CENTRALIZED PAYROLL PROCESSING, DISBURSEMENTS FOR THIS DEBTOR AFFILIATE ARE MADE BY DEBTOR. FOR PURPOSES OF CALCULATING DEBTOR'S DISBURSEMENTS, THESE PAYMENTS ARE EXCLUDED. THEY ARE INCLUDED IN DISBURSEMENT CALCULATIONS FOR PEREGRINE REMEDY, INC.

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Summary of Disbursements
09/23/2002-9/30/2002

Wire Transfers:
B OF A OPERATING ACCOUNT A (#1233-1-04096):	46,042,818.18
B OF A PAYROLL ACCOUNT (#1450-9-08274):	4,927,780.00
B OF A CHICAGO LOCKBOX ACCOUNT (#7366310021)	1,055,909.68
B OF A TELCO LOCKBOX ACCOUNT (#01-3751555694)	1,211.60

Total Payments by Wire (including payroll transfers)	52,026,507.86
Payments by Check:
B OF A CHECKING ACCOUNT (#1233103945)	1,418,246.79
Citibank Cigna-CA Account (#30490936)	78,522.00
Citibank Cigna- Non-CA Account(#30490928)	51,943.00

Total Payments by Check	1,548,711.79

TOTAL OF ALL DISBURSEMENTS AND TRANSFERS	$53,576,431.25

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Payments Made by Wire
9/23/2002-9/30/2002

Date	Payee	Description	Amount	MOR-1 Category
B OF A OPERATING ACCOUNT A (#1233-1-04096):
9/26/2002	Foothill Financial	Foothill Monthly Servicing Fee	$20,000.00	Administrative
9/26/2002	Foothill Financial	Wire Fee	320.00	Administrative
9/26/2002	Foothill Financial	Prepayment Premium	1,000,000.00	Administrative
9/26/2002	Foothill Financial	Ableco Expenses	14,439.82	Administrative
9/26/2002	Foothill Financial	L/C Fee Reserve	310,875.00	Administrative
9/26/2002	Foothill Financial	FCC LC Gnty Fee	15,661.15	Administrative
9/26/2002	Foothill Financial	Legal Fees (Brobeck, Rooney)	88,000.00	Administrative
9/26/2002	Foothill Financial	Crowe Chizak Rem. Appraisal	80,000.00	Administrative
9/26/2002	Foothill Financial	Foothill Principal Repayment	35,117,481.69	Loan Repayment
9/26/2002	Foothill Financial	Foothill Interest Payment	279,177.86	Administrative
9/27/2002	BMC	Loan interest	35,360.68	Administrative
9/27/2002	BMC	Fees and other charges for DIP line	3,713,791.00	Administrative
9/27/2002	CA Banking Center Deposits		4,947.50	Administrative
9/27/2002	L7L Leasing LLC		35,421.06	Administrative
9/27/2002	Fleet Bank	Funding of non-debtor foreign subs	190,229.70	Administrative
9/27/2002	Maximus	Accounts receivable	20,617.50	Administrative
9/27/2002	American Express	Travel and expenses	25,889.23	Administrative
9/27/2002	Mark Curcio	Consulting fees	20,000.00	Administrative
9/30/2002	IBM Credit Corp.	Lease payment— Current month	176,332.06	Secured/Rental/Leases
9/30/2002	IBM Credit Corp.	Lease payment— Prior month	176,332.06	Pre-Petition Expenses

SUBTOTAL—DISBURSEMENTS			41,324,876.31
Transfers:
9/26/2002	B of A Payroll #1450-9-08274		2,700,000.00
9/26/2002	B of A Payroll #1450-9-08274		1,675,000.00
9/27/2002	B of A Payroll #1450-9-08274		250,000.00

Subtotal—Transfers to B of A Payroll			4,625,000.00
9/26/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		69,296.27
9/27/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		23,645.60

Subtotal—Transfers to CIGNA Accounts			92,941.87
SUBTOTAL—TRANSFERS			4,717,941.87

TOTAL DISBURSEMENTS AND TRANSFERS—B OF A OPERATING ACCT A			46,042,818.18

B OF A PAYROLL ACCOUNT (#1450-9-08274):
Disbursements:
9/25/2002	See Payroll Reports at Exhibit 1	Payroll and taxes	4,927,780.00

TOTAL DISBURSEMENTS—B OF A PAYROLL ACCOUNT			4,927,780.00

B OF A CHICAGO LOCKBOX ACCOUNT (#7366310021):
Transfers:
9/23-9/30/2002	B of A Operating Account B (#1450-1-08273)		1,055,909.68

TOTAL DISBURSEMENTS—B OF A LOCKBOX ACCOUNT			1,055,909.68

B OF A TELCO LOCKBOX ACCOUNT (#01-3751555694)
Disbursement:	Bank Fees		1,211.60

TOTAL DISBURSEMENTS—B OF A TELCO LOCKBOX ACCOUNT			1,211.60

Checks Written 09/23-09/30 BofA Checking Account #1233-1-03945

Check Number	Check Date	Payee	Description	Check Amount
200001	09/24/2002	Washington Department of Revenue	Sales, Use & Other Taxes	$312.00
200002	09/24/2002	Washington Department of Revenue	Sales, Use & Other Taxes	$2,225.00
200003	09/27/2002	Kelly Temporary Services, Inc.	Administrative Fees	$1,047.28
200004	09/27/2002	Arthur Silverstein	Administrative	$480.65
200005	09/27/2002	Benjamin Pistorius	Administrative	$104.52
200006	09/27/2002	Beth Martinko	Administrative	$2,812.69
200007	09/27/2002	Christine Deweese	Administrative	$517.65
200008	09/27/2002	Daniel Trieschman	Administrative	$1,744.56
200009	09/27/2002	David Dayan	Administrative	$68.80
200010	09/27/2002	David Mylin	Administrative	$1,049.76
200011	09/27/2002	Dennis Byrne	Administrative	$1,047.30
200012	09/27/2002	Edward Chopskie	Administrative	$1,664.30
200013	09/27/2002	Frank Hicks	Administrative	$316.00
200014	09/27/2002	Glenn Hewson	Administrative	$189.68
200015	09/27/2002	James Fernandez	Administrative	$1,012.81
200016	09/27/2002	Jay Noonan	Administrative	$679.61
200017	09/27/2002	John Kelly	Administrative	$378.64
200018	09/27/2002	Kathryn Vizas	Administrative	$1,385.07
200019	09/27/2002	Kathy Abbruzzetti	Administrative	$175.42
200020	09/27/2002	Keith Plumb	Administrative	$18.00
200021	09/27/2002	Kevin Courtois	Administrative	$568.32
200022	09/27/2002	Kurt Brown	Administrative	$1,124.76
200023	09/27/2002	Mark Hoops	Administrative	$1,167.07
200024	09/27/2002	Nicole Sanders	Administrative	$86.03
200025	09/27/2002	Patricia Hagelganz	Administrative	$20.00
200026	09/27/2002	Reginald Parks	VOIDED	$—
200027	09/27/2002	Steven Hirschfeld	Administrative	$3,500.00
200028	09/27/2002	Timothy Duffy	Administrative	$1,696.56
200029	09/27/2002	Nancy Hewett	Administrative	$1,123.17
200030	09/27/2002	Kunal Mehta	Administrative	$431.11
200031	09/27/2002	Nicole Sanders	Administrative	$416.86
200032	09/27/2002	Abts,Douglas C	Administrative	$190.92
200033	09/27/2002	Bissi,Dan	Administrative	$322.96
200034	09/27/2002	Clemmer,Dennis	Administrative	$1,519.14
200035	09/27/2002	Eagan,Nicole	Administrative	$2,331.48
200036	09/27/2002	Fernandez,James E.	Administrative	$363.52
200037	09/27/2002	Finney,Deanna N.	Administrative	$1,695.11
200038	09/27/2002	Leibow,David	Administrative	$146.07
200039	09/27/2002	Mercer,Sam L.	Administrative	$62.78
200040	09/27/2002	Parker,Russell J.	Administrative	$180.54
200041	09/27/2002	Ryan,Paul	Administrative	$64.46
200042	09/27/2002	Wooster,Violetta	Administrative	$81.40
200043	09/27/2002	Kelly Temporary Services, Inc.	Administrative Fees	$1,884.96
200044	09/27/2002	Kelly Staff Leasing, Inc.	Administrative Fees	$39,224.84
200045	09/27/2002	CIGNA HealthCare	Insurance	$55,171.94

200046	09/27/2002	Neyenesch Printers, Inc	Selling	$1,567.00
200047	09/27/2002	CMS Duplication Inc	Selling	$2,464.82
200048	09/27/2002	Brian Jarvis	Administrative Fees	$2,600.00
200049	09/27/2002	Omnitronix, Inc.	Inventory Purchases	$2,496.86
200050	09/27/2002	California Secretary of State	Sales, Use & Other Taxes	$20.00
200051	09/27/2002	Accountants Inc	Administrative Fees	$3,988.88
200052	09/30/2002	American Express	VOIDED	$—
200053	09/30/2002	Caterair International	Selling	$31,503.19
200054	09/30/2002	Colt Express Outsourcing Services, Inc.	Administrative Fees	$160,311.25
200055	09/30/2002	Gaedeke Holdings, Ltd.	Secured/Rent/Leases	$50,562.58
200056	09/30/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	$4,661.10
200057	09/30/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	$5,285.00
200058	09/30/2002	IBM Corporation	VOIDED	$—
200059	09/30/2002	Internet Security Systems, Inc.	VOIDED	$—
200060	09/30/2002	Social Security Administration	VOIDED	$—
200061	09/30/2002	Brian Jarvis	Administrative Fees	$2,600.00
200062	09/30/2002	Carr America, LP, Washington DC	Secured/Rent/Leases	$9,535.33
200063	09/30/2002	Kilroy Realty, LP	Secured/Rent/Leases	$606,662.04
200064	09/30/2002	Acquiport-Ashford Center North, Inc.	Secured/Rent/Leases	$21,546.00
200065	09/30/2002	Pleasanton Willow Partners	Secured/Rent/Leases	$44,500.00
200066	09/30/2002	Blue Bell Enterprises	VOIDED	$—
200067	09/30/2002	Charleston Properties	Secured/Rent/Leases	$166,797.00
200068	09/30/2002	Corporate Gatespring II, LLC	Secured/Rent/Leases	$31,756.00
200069	09/30/2002	Foxford LLC	Secured/Rent/Leases	$8,783.00
200070	09/30/2002	HQ Global Workplaces	Secured/Rent/Leases	$18,237.00
200071	09/30/2002	Two Riverbend	Secured/Rent/Leases	$40,276.00
200072	09/30/2002	Blue Bell Enterprises	Secured/Rent/Leases	$71,490.00
		Total Paid Checks 9/23-9/30		$1,418,246.79
			Sales, Use & Other Taxes	$2,557.00
			Inventory Purchases	$2,496.86
			Secured/Rent/Leases	$1,080,091.05
			Insurance	$55,171.94
			Administrative Expenses	$242,394.93
			Selling	$35,535.01

				$1,418,246.79

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Payments Made by Check
9/23/2002-9/30/2002

Date	Payee		Description	Amount	MOR-1 Category
Citibank Cigna-CA Account #30490936
9/23/02-9/30/02	Various	(1)	Third Party Administered Insurance payments	78,522.00	Administrative
Citibank Cigna- Non-CA Account #30490928
9/23/02-9/30/02	Various	(1)	Third Party Administered Insurance payments	51,943.00	Administrative

NOTE:

(1)
Detail is available upon request. The check register is generally received one month in arrears.

In re: Peregrine Systems, Inc.	Case No. 02-12740 (JKF)
Reporting Period: 10/1/02—10/31/02

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS
	Bank of America Oper. Acct. A #1233-1-04096	Bank of America Oper. Acct. B #1450-1-08273	Salomon Stock Options #6132003515765	Bank of America Payroll #1450-9-08274	Bank of America Litigation #1233104850	Bank of America Checking #1233103945	Bank of America Money Market #874289	Bank of America 3rd Party Acct #1233102013	Bank of America Chicago Lockbox #7366310021	Citibank Cigna—CA #30490936	Citibank Cigna—Non-CA #30490928
CASH BEGINNING OF MONTH	3,572,760.02	1,615,546.04	0.00	312,304.09	0.00	(1,418,246.79)	0.00	550,475.00	0.00	20,182.44	90,043.58
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE	1,417,672.16	7,188,251.24							2,540,036.35
CASH FROM DEBTOR FINANCING-BMC	7,800,000.00
NET ADVANCES—FOOTHILL REVOLVER
SALE OF ASSETS
OTHER (ATTACH LIST)		750,000.00		4,297.23				102.52
TRANSFERS (FROM DIP ACCTS)	7,300,332.98	16,219,516.28		14,775,366.24		4,032,254.84			124,654.58	423,482.56	335,163.99
TRANSFERS FROM DEBTOR AFFILIATE		6,000,000.00
TOTAL RECEIPTS	16,518,005.14	30,157,767.52	0.00	14,779,663.47	0.00	4,032,254.84	0.00	102.52	2,664,690.93	423,482.56	335,163.99
DISBURSEMENTS
NET PAYROLL				(9,648,619.00)
PAYROLL TAXES				(5,041,355.00)
SALES, USE & OTHER TAXES	(136,375.18)					(58,487.55)
INVENTORY PURCHASES						(83,355.46)
SECURED/RENTAL/LEASES	(179,935.34)					(215,154.55)
INSURANCE										(398,043.38)	(338,743.28)
ADMINISTRATIVE	(659,721.05)	(13,595.49)		(2,894.24)		(2,329,525.90)
SELLING	(39,718.16)					(12,164.69)
OTHER (ATTACH LIST)	(4,032,330.52)	0.00				(16,537.31)		(350,000.00)
LOAN REPAYMENT
PRE-PETITION EXPENSES*
TRANSFERS (TO DIP ACCTS)	(14,718,414.15)	(25,140,099.54)		(338,696.61)					(2,664,690.93)
TRANSFERS TO DEBTOR AFFILIATE	(400,000.00)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	(20,166,494.40)	(25,153,695.03)	0.00	(15,031,564.85)	0.00	(2,715,225.46)	0.00	(350,000.00)	(2,664,690.93)	(398,043.38)	(338,743.28)
NET CASH FLOW	(3,648,489.26)	5,004,072.49	0.00	(251,901.38)	0.00	1,317,029.38	0.00	(349,897.48)	0.00	25,439.18	(3,579.29)
CASH—END OF MONTH	(75,729.24)	6,619,618.53	0.00	60,402.71	0.00	(101,217.41)	0.00	200,577.52	0.00	45,621.62	86,464.29
* PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER
DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re: Peregrine Systems, Inc.	Case No. 02-12740 (JKF)
Reporting Period: 10/1/02—10/31/02

  Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH — ACTUAL" column must equal the sum of the bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS						CURRENT
								Less: Payments on behalf of Peregrine Remedy (1)
	Bank of America Options Acct #1233634482	Key Bank IBM Collateral #40204230688340	Bank of America IBM Collections #1233066938	Bank of America Telco Lockbox #01-3751555694	Wells Fargo Foothill Lockbox #4000-052746	Wells Fargo A/R Financing #4905-15277	BEFORE REMEDY ADJUSTMENT		CURRENT MONTH ACTUAL	CUMULATIVE TO DATE
CASH BEGINNING OF MONTH	0.00	1,473,849.00	0.00	86,845.93	106,703.00	233,696.30	6,644,158.61		6,644,158.61	4,776,667.00
RECEIPTS
CASH SALES							0.00		0.00
ACCOUNTS RECEIVABLE				137,470.35	19,157.11	719,447.95	12,022,035.16		12,022,035.16	13,867,270.94
CASH FROM DEBTOR FINANCING-BMC							7,800,000.00		7,800,000.00	54,013,791.00
NET ADVANCES—FOOTHILL REVOLVER							0.00		0.00	1,604,024.01
SALE OF ASSETS							0.00		0.00	0.00
OTHER (ATTACH LIST)							754,399.75		754,399.75	761,419.83
TRANSFERS (FROM DIP ACCTS)				1,097.08			43,211,868.55		43,211,868.55	48,985,720.10
TRANSFERS FROM DEBTOR AFFILIATE							6,000,000.00		6,000,000.00	6,000,000.00
TOTAL RECEIPTS	0.00	0.00	0.00	138,567.43	19,157.11	719,447.95	69,788,303.46		69,788,303.46	125,232,225.88
DISBURSEMENTS
NET PAYROLL							(9,648,619.00)	4,768,094.00	(4,880,525.00)	(6,344,846.00)
PAYROLL TAXES							(5,041,355.00)	2,440,468	(2,600,887.00)	(3,338,845.00)
SALES, USE & OTHER TAXES							(194,862.73)		(194,862.73)	(197,419.73)
INVENTORY PURCHASES							(83,355.46)		(83,355.46)	(85,852.32)
SECURED/RENTAL/LEASES							(395,089.89)		(395,089.89)	(1,651,513.00)
INSURANCE							(736,786.66)		(736,786.66)	(922,423.60)
ADMINISTRATIVE				(1,097.08)		(431.41)	(3,007,265.17)		(3,007,265.17)	(9,105,602.20)
SELLING							(51,882.85)		(51,882.85)	(87,417.86)
OTHER (ATTACH LIST)						0.00	(4,398,867.83)		(4,398,867.83)	(4,398,867.83)
LOAN REPAYMENT							0.00		0.00	(35,117,481.69)
PRE-PETITION EXPENSES*									0.00	(176,332.06)
TRANSFERS (TO DIP ACCTS)				(224,107.21)	(125,860.11)		(43,211,868.55)		(43,211,868.55)	(48,985,720.10)
TRANSFERS TO DEBTOR AFFILIATE							(400,000.00)		(400,000.00)	(400,000.00)
PROFESSIONAL FEES							0.00		0.00	0.00
U.S. TRUSTEE QUARTERLY FEES							0.00		0.00	0.00
COURT COSTS							0.00		0.00	0.00
TOTAL DISBURSEMENTS	0.00	0.00	0.00	(225,204.29)	(125,860.11)	(431.41)	(67,169,953.14)	7,208,562.00	(59,961,391.14)	(110,812,321.39)
NET CASH FLOW	0.00	0.00	0.00	(86,636.86)	(106,703.00)	719,016.54	2,618,350.32	7,208,562.00	9,826,912.32	14,419,904.49
CASH—END OF MONTH	0.00	1,473,849.00	0.00	209.07	0.00	952,712.84	9,262,508.93
DISBURSEMENTS FOR CALCULATING TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	59,961,391.14
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	(43,611,868.55)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	16,349,522.59

NOTE:

(1)
DUE TO CENTRALIZED PAYROLL PROCESSING, DISBURSEMENTS FOR THIS DEBTOR AFFILIATE ARE MADE BY DEBTOR. FOR PURPOSES OF CALCULATING DEBTOR'S DISBURSEMENTS, THESE PAYMENTS ARE EXCLUDED. THEY ARE INCLUDED IN DISBURSEMENT CALCULATIONS FOR PEREGRINE REMEDY, INC.

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Summary of Disbursements
10/1/2002-10/31/2002

Wire Transfers:
B OF A OPERATING ACCOUNT A (#1233-1-04096):	20,166,494.40
B OF A OPERATING ACCOUNT B (#1450-1-08273):	25,153,695.03
B OF A PAYROLL ACCOUNT (#1450-9-08274):	15,031,564.85
B OF A THIRD PARTY ACCOUNT (#1233102013)	350,000.00
B OF A TELCO LOCKBOX ACCOUNT (#01-3751555694)	225,204.29
B OF A CHICAGO LOCKBOX ACCOUNT (#7366310021)	2,664,690.93
WELLS FARGO FOOTHILL LOCKBOX ACCOUNT (#4000-052746)	125,860.11
WELLS FARGO A/R FINANCING ACCOUNT (#4905-15277)	431.41

Total Payments by Wire (including payroll transfers)	63,717,941.02
Payments by Check:
B OF A CHECKING ACCOUNT (#1233103945)	2,715,225.46
Citibank Cigna—CA Account (#30490936)	398,043.38
Citibank Cigna—Non-CA Account(#30490928)	338,743.28

Total Payments by Check	3,452,012.12

TOTAL OF ALL DISBURSEMENTS AND TRANSFERS	$67,169,953.14

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Payments Made by Wire
10/1/2002-10/31/2002

Date	Payee	Description	Amount	MOR-1 Category
B OF A OPERATING ACCOUNT A (#1233-1-04096):
10/18/2002	Poorman-Douglas Advance	Selling Expense	$17,355.88	Selling
10/28/2002	Poorman-Douglas Advance	Selling Expense	22,362.28	Selling
10/17/2002	Texas State Comptroller	Sales & Use Tax	5,442.81	Sales & Use Tax
10/21/2002	Ohio Sales & Use	Sales & Use Tax	10,752.13	Sales & Use Tax
10/21/2002	Pennsylvania Sales Tax	Sales & Use Tax	349.24	Sales & Use Tax
10/31/2002	State Board of Equalization	Sales & Use Tax	119,831.00	Sales & Use Tax
10/1/2002	BMC Wire 10/1	Interest Expense	35,360.68	Administrative
10/22/2002	BMC Loan Fees 10/22	Commitment Fee	180,208.33	Administrative
10/31/2002	IBM Credit Corp. 10/31	Secured/Rental/Leases	176,332.06	Secured/Rental/Leases
10/31/2002	IBM Credit Corp. 10/31	Secured/Rental/Leases	2,304.34	Secured/Rental/Leases
10/31/2002	IBM Credit Corp. 10/31	Secured/Rental/Leases	712.79	Secured/Rental/Leases
10/31/2002	IBM Credit Corp. 10/31	Secured/Rental/Leases	448.10	Secured/Rental/Leases
10/31/2002	IBM Credit Corp. 10/31	Secured/Rental/Leases	138.05	Secured/Rental/Leases
10/3/2002	Putnam Corp. Services 10/3	401(k) Administration	584.74	Administrative
10/1/2002	Putnam 401K Funding 10/1	401(k) Funding	227,513.09	Administrative
10/17/2002	Putnam 401K Funding 10/17	401(k) Funding	216,054.21	Administrative
10/1/2002	Remit Sold A/R-SVB 10/1	Repay collections on financed A/R	478,277.00	Administrative
10/28/2002	Fleet Foreign Funding	Funds for non-debtor foreign subs	3,418,450.00	Administrative
10/4/2002	Fleet Foreign Funding	Funds for non-debtor foreign subs	8,581.50	Administrative
10/8/2002	Fleet Foreign Funding	Funds for non-debtor foreign subs	86,885.58	Administrative
10/8/2002	Fleet Foreign Funding	Funds for non-debtor foreign subs	40,136.44	Administrative

SUBTOTAL—DISBURSEMENTS			5,048,080.25
Transfers:
10/1/2002	B of A Checking #1233103945		617,331.55
10/2/2002	B of A Checking #1233103945		350,414.52

	Subtotal—Transfers to B of A Checking		967,746.07
10/1/2002	B of A Operating Acct B #1450-1-08273		3,648,489.26
10/8/2002	B of A Operating Acct B #1450-1-08273		125,860.11
10/9/2002	B of A Operating Acct B #1450-1-08273		7,800,000.00
10/15/2002	B of A Operating Acct B #1450-1-08273		1,399,980.00
10/28/2002	B of A Operating Acct B #1450-1-08273		17,692.16

	Subtotal—Transfers to B of A Operating Acct B		12,992,021.53
10/7/2002	To Remedy—Debtor Affiliate		370,000.00
10/9/2002	To Remedy—Debtor Affiliate		30,000.00

	Subtotal—Transfers to Remedy (Debtor Affiliate)		400,000.00
10/1/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		56,129.14
10/2/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		48,067.17
10/3/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		20,537.69
10/4/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		15,673.67
10/7/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		6,652.20
10/8/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		14,585.88
10/9/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		37,185.42
10/10/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		244,458.85
10/11/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		16,624.78
10/15/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		20,267.54
10/16/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		11,028.00
10/17/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		30,480.55
10/18/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		40,030.32
10/21/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		9,916.28
10/22/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		11,206.67
10/23/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		8,355.73
10/24/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		75,642.46
10/25/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		16,479.38
10/28/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		6,679.72
10/29/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		12,523.72
10/30/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		23,372.56
10/31/2002	Citibank CIGNA Accounts (#030490936 and #30490928)		32,748.82

	Subtotal—Transfers to CIGNA Accounts		758,646.55
SUBTOTAL—TRANSFERS			15,118,414.15

TOTAL DISBURSEMENTS AND TRANSFERS—B OF A OPERATING ACCT A			20,166,494.40

B OF A OPERATING ACCOUNT B (#1450-1-08273):
10/1/2002	Bank of America	Merchant Fees	394.56	Administrative
10/12/2002	Bank of America	Other Fees	2,134.99	Administrative
10/31/2002	Bank of America	Account Analysis Fee	11,065.94	Administrative

SUBTOTAL—DISBURSEMENTS			13,595.49
Transfers:
10/3/2002	To B of A Checking #1233103945		145,556.58
10/4/2002	To B of A Checking #1233103945		279,981.81
10/7/2002	To B of A Checking #1233103945		85,908.64
10/8/2002	To B of A Checking #1233103945		56,359.66
10/9/2002	To B of A Checking #1233103945		140,076.33
10/10/2002	To B of A Checking #1233103945		48,058.86
10/11/2002	To B of A Checking #1233103945		34,482.21
10/15/2002	To B of A Checking #1233103945		297,420.83
10/16/2002	To B of A Checking #1233103945		277,795.07
10/17/2002	To B of A Checking #1233103945		217,270.94
10/18/2002	To B of A Checking #1233103945		12,293.55
10/21/2002	To B of A Checking #1233103945		35,899.88
10/22/2002	To B of A Checking #1233103945		160,826.67
10/23/2002	To B of A Checking #1233103945		60,965.11
10/24/2002	To B of A Checking #1233103945		602,384.17
10/25/2002	To B of A Checking #1233103945		59,432.75
10/28/2002	To B of A Checking #1233103945		338,709.27
10/29/2002	To B of A Checking #1233103945		17,069.29
10/30/2002	To B of A Checking #1233103945		87,004.68
10/31/2002	To B of A Checking #1233103945		107,012.47

	Subtotal—Transfers to B of A Checking		3,064,508.77
10/1/2002	B of A Operating Acct A #1233-1-04096		1,414,611.46
10/2/2002	B of A Operating Acct A #1233-1-04096		398,481.69
10/3/2002	B of A Operating Acct A #1233-1-04096		21,122.43
10/4/2002	B of A Operating Acct A #1233-1-04096		24,255.17
10/7/2002	B of A Operating Acct A #1233-1-04096		376,652.20
10/8/2002	B of A Operating Acct A #1233-1-04096		141,607.90
10/9/2002	B of A Operating Acct A #1233-1-04097		67,185.42
10/10/2002	B of A Operating Acct A #1233-1-04097		244,458.85
10/11/2002	B of A Operating Acct A #1233-1-04097		16,624.78
10/15/2002	B of A Operating Acct A #1233-1-04097		20,267.54
10/16/2002	B of A Operating Acct A #1233-1-04097		11,028.00
10/17/2002	B of A Operating Acct A #1233-1-04097		251,977.57
10/18/2002	B of A Operating Acct A #1233-1-04097		57,386.20
10/21/2002	B of A Operating Acct A #1233-1-04097		21,017.65
10/22/2002	B of A Operating Acct A #1233-1-04097		191,415.00
10/23/2002	B of A Operating Acct A #1233-1-04097		8,355.73
10/24/2002	B of A Operating Acct A #1233-1-04097		75,642.46
10/25/2002	B of A Operating Acct A #1233-1-04097		16,479.38
10/28/2002	B of A Operating Acct A #1233-1-04097		3,447,492.00
10/29/2002	B of A Operating Acct A #1233-1-04097		12,523.72
10/30/2002	B of A Operating Acct A #1233-1-04097		23,372.56
10/31/2002	B of A Operating Acct A #1233-1-04097		332,515.16

	Subtotal—Transfers to B of A Operating Acct A		7,174,472.87
10/3/2002	B of A Payroll Account #1450-9-08274		34,833.40
10/4/2002	B of A Payroll Account #1450-9-08274		20,799.35
10/7/2002	B of A Payroll Account #1450-9-08274		49,474.16
10/8/2002	B of A Payroll Account #1450-9-08274		11,193.43
10/9/2002	B of A Payroll Account #1450-9-08274		20,806.14
10/10/2002	B of A Payroll Account #1450-9-08274		3,984,949.38
10/11/2002	B of A Payroll Account #1450-9-08274		2,086,279.07
10/15/2002	B of A Payroll Account #1450-9-08274		85,291.42
10/16/2002	B of A Payroll Account #1450-9-08274		64,915.54
10/17/2002	B of A Payroll Account #1450-9-08274		30,110.35
10/18/2002	B of A Payroll Account #1450-9-08274		27,290.13
10/21/2002	B of A Payroll Account #1450-9-08274		32,789.71
10/22/2002	B of A Payroll Account #1450-9-08274		11,256.13
10/23/2002	B of A Payroll Account #1450-9-08274		6,460.23
10/24/2002	B of A Payroll Account #1450-9-08274		6,861.48
10/25/2002	B of A Payroll Account #1450-9-08274		11,999.89
10/28/2002	B of A Payroll Account #1450-9-08274		19,660.61
10/29/2002	B of A Payroll Account #1450-9-08274		5,357,960.40
10/30/2002	B of A Payroll Account #1450-9-08274		2,886,460.26
10/31/2002	B of A Payroll Account #1450-9-08274		25,975.16

	# Subtotal—Transfers to B of A Payroll Account		14,775,366.24
10/8/2002	B of A Chicago Lockbox #7366310021		124,654.58
10/25/2002	B of A Telco Lockbox #01-3751555694		1,097.08
SUBTOTAL—TRANSFERS			25,140,099.54

TOTAL DISBURSEMENTS AND TRANSFERS—B OF A OPERATING ACCT B			25,153,695.03

B OF A PAYROLL ACCOUNT (#1450-9-08274):
Disbursements:
10/12/2002	Bank of America	Bank Fees	2,894.24	Administrative
10/15/2002	See Payroll Reports at Exhibit 2	Payroll and taxes	6,249,752.00	Payroll
10/31/2002	See Payroll Reports at Exhibit 2	Payroll and taxes	8,440,222.00	Payroll

	Subtotal—Disbursements		14,692,868.24
Transfers:
10/2/2002	To BofA Operating Acct B (#1450-1-08273)		4,864.48
10/3/2002	To BofA Operating Acct B (#1450-1-08273)		324,999.70
10/31/2002	To BofA Operating Acct B (#1450-1-08273)		8,832.43

	Subtotal—Transfers to B of A Operating Account B		338,696.61

TOTAL DISBURSEMENTS AND TRANSFERS—B OF A PAYROLL ACCOUNT			15,031,564.85

B OF A THIRD PARTY ACCOUNT (#1233102013)

Disbursement:	Payment to SCE of Financed Account Receivable		350,000.00

B OF A CHICAGO LOCKBOX ACCOUNT (#7366310021)
10/1/2002	To BofA Operating Acct B (#1450-1-08273)		140,447.92
10/3/2002	To BofA Operating Acct B (#1450-1-08273)		104,783.31
10/4/2002	To BofA Operating Acct B (#1450-1-08273)		104,605.14
10/7/2002	To BofA Operating Acct B (#1450-1-08273)		210,625.62
10/8/2002	To BofA Operating Acct B (#1450-1-08273)		48,389.01
10/9/2002	To BofA Operating Acct B (#1450-1-08273)		14,232.15
10/10/2002	To BofA Operating Acct B (#1450-1-08273)		37,004.97
10/11/2002	To BofA Operating Acct B (#1450-1-08273)		163,794.52
10/15/2002	To BofA Operating Acct B (#1450-1-08273)		187,430.76
10/16/2002	To BofA Operating Acct B (#1450-1-08273)		31,097.59
10/17/2002	To BofA Operating Acct B (#1450-1-08273)		59,656.28
10/18/2002	To BofA Operating Acct B (#1450-1-08273)		31,078.22
10/21/2002	To BofA Operating Acct B (#1450-1-08273)		691,591.13
10/22/2002	To BofA Operating Acct B (#1450-1-08273)		94,410.37
10/23/2002	To BofA Operating Acct B (#1450-1-08273)		15,730.25
10/24/2002	To BofA Operating Acct B (#1450-1-08273)		4,238.60
10/25/2002	To BofA Operating Acct B (#1450-1-08273)		20,326.50
10/28/2002	To BofA Operating Acct B (#1450-1-08273)		203,671.25
10/29/2002	To BofA Operating Acct B (#1450-1-08273)		348,390.19
10/30/2002	To BofA Operating Acct B (#1450-1-08273)		44,097.60
10/31/2002	To BofA Operating Acct B (#1450-1-08273)		109,089.55

TOTAL TRANSFERS—B OF A CHICAGO LOCKBOX ACCOUNT			2,664,690.93

B OF A TELCO LOCKBOX ACCOUNT (#01-3751555694)
Disbursement:	Bank Fees		1,097.08
Transfers:
10/8/2002	To BofA Operating Acct B (#1450-1-08273)		187,369.28
10/15/2002	To BofA Operating Acct B (#1450-1-08273)		8,038.25
10/16/2002	To BofA Operating Acct B (#1450-1-08273)		4,269.00
10/21/2002	To BofA Operating Acct B (#1450-1-08273)		8,657.00
10/28/2002	To BofA Operating Acct B (#1450-1-08273)		2,619.50
10/29/2002	To BofA Operating Acct B (#1450-1-08273)		10,318.94
10/31/2002	To BofA Operating Acct B (#1450-1-08273)		2,835.24

	Subtotal—Transfers to B of A Operating Account B		224,107.21

TOTAL DISBURSEMENTS AND TRANSFERS—B OF A TELCO LOCKBOX ACCOUNT			225,204.29

WELLS FARGO FOOTHILL LOCKBOX ACCOUNT (#4000-052746)

10/8/2002	Transfer to B of A Operating Acct A (#1233-1-04096)		125,860.11

WELLS FARGO A/R FINANCING ACCOUNT (#4905-15277)

Disbursement:	Bank Fees		431.41

Check Register 10/01-10/31 BofA Checking Account #1233-1-03945

Check Number	Check Date	Name	Description	Check Amount
200073	10/01/2002	Worth D. MacMurray	Administrative	$20,237.93
200074	10/01/2002	Tremere Group, Inc.	Administrative	$2,562.50
200075	10/01/2002	Courion Corporation	Inventory Purchases	$78,200.00
200076	10/01/2002	Federal Express Corporation	Administrative	$988.23
200077	10/01/2002	Strong, Inc	Secured/Rent/Leases	$5,269.80
200078	10/02/2002	Debbie Moore	Administrative	$3,397.28
200079	10/02/2002	ACE Relocation Systems, Inc.	Administrative	$643.74
200080	10/02/2002	Graybar Financial Services LLC	Secured/Rent/Leases	$1,721.95
200081	10/02/2002	Graybar Financial Services LLC	Administrative	$6,457.24
200082	10/03/2002	Right Answers, LLC	Administrative	$10,050.00
200083	10/03/2002	mWired, Inc.	Administrative	$6,210.00
200084	10/03/2002	Orchestrated Solutions, LLC	Administrative	$4,000.00
200085	10/03/2002	Alltech, Inc.	Administrative	$4,370.00
200086	10/03/2002	Compuware Corporation	Administrative	$2,840.50
200087	10/03/2002	E-CRMPeople, Limited	Administrative	$6,000.00
200088	10/03/2002	J & S Resources	Administrative	$8,800.00
200089	10/03/2002	Dynamic Computing Services Corporation	Administrative	$5,125.00
200090	10/03/2002	Global Consulting Services of U.S., Inc.	Administrative	$4,956.00
200091	10/03/2002	RMSLLC	Administrative	$3,540.00
200092	10/03/2002	Michael Sanders	Administrative	$4,800.00
200093	10/03/2002	Recall Total Information Mgmt, Inc.	Administrative	$1,810.00
200094	10/03/2002	Debbie Moore	Administrative	$734.76
200095	10/03/2002	FM International, Inc	Administrative	$43,158.63
200096	10/04/2002	Andrew Leuthe	Administrative	$274.71
200097	10/04/2002	Arthur Silverstein	Administrative	$100.00
200098	10/04/2002	Claudio Gutierrez	Administrative	$93.45
200099	10/04/2002	Craig Patchett	Administrative	$325.79
200100	10/04/2002	Cristel Dreckmann	Administrative	$2,617.75
200101	10/04/2002	David Johnson	Administrative	$1,358.46
200102	10/04/2002	Deborah Denison	Administrative	$2,019.80
200103	10/04/2002	Donald Cleghorn	Administrative	$823.00
200104	10/04/2002	Eric Baurle	Administrative	$10,136.28
200105	10/04/2002	Gregory Elevich	Administrative	$189.69
200106	10/04/2002	Harold Hertig	Administrative	$240.99
200107	10/04/2002	Heather Holloway	Administrative	$437.95
200108	10/04/2002	Hillary Wilson	Administrative	$472.44
200109	10/04/2002	James Christopher	Administrative	$300.00
200110	10/04/2002	James Fernandez	Administrative	$1,381.77
200111	10/04/2002	Jay Noonan	Administrative	$556.90
200112	10/04/2002	John Tsai	Administrative	$1,221.24

200113	10/04/2002	Joseph Cohen	Administrative	$336.16
200114	10/04/2002	Karl Keebaugh	Administrative	$629.77
200115	10/04/2002	Kenneth Marcus	Administrative	$696.23
200116	10/04/2002	Mark Paradis	Administrative	$313.73
200117	10/04/2002	Martha Bellens-Martin	Administrative	$692.34
200118	10/04/2002	Max Gardner Jr.	Administrative	$1,503.84
200119	10/04/2002	Michael Gosey	Administrative	$3,156.86
200120	10/04/2002	Michael Halladay	Administrative	$1,100.96
200121	10/04/2002	Nicole Sanders	Administrative	$219.06
200122	10/04/2002	Paul Jensen Jr.	Administrative	$4,387.89
200123	10/04/2002	Richard Bradley	Administrative	$158.38
200124	10/04/2002	Ruth Herfurth	Administrative	$29.95
200125	10/04/2002	Sandra Morin	Administrative	$432.69
200126	10/04/2002	Sharon Coary	Administrative	$305.93
200127	10/04/2002	Sheree Lovering	Administrative	$51.18
200128	10/04/2002	Stephen Daniels	Administrative	$1,518.71
200129	10/04/2002	Thomas Fry	Administrative	$985.85
200130	10/04/2002	Timothy Duffy	Administrative	$33.00
200131	10/04/2002	Todd Sulger	Administrative	$976.15
200132	10/04/2002	Robin Caldwell	Administrative	$101.23
200133	10/04/2002	ABN Amro Trust Company	Administrative	$500.00
200134	10/04/2002	Kelly Staff Leasing, Inc.	Administrative	$5,074.68
200135	10/04/2002	Accountants Inc	Administrative	$2,631.75
200136	10/04/2002	Steve Krahn	Administrative	$4,593.09
200137	10/04/2002	Macromedia, Inc.	VOID	$—
200138	10/04/2002	J & S Resources	Administrative	$4,400.00
200139	10/04/2002	Hyperion Associates Inc	Administrative	$12,390.00
200140	10/04/2002	RMSLLC	Administrative	$3,600.00
200141	10/04/2002	Alltech, Inc.	Administrative	$2,185.00
200142	10/04/2002	Compuware Corporation	Administrative	$2,840.50
200143	10/04/2002	Kelly Temporary Services, Inc.	Administrative	$542.98
200144	10/07/2002	Cor-O-Van Moving and Storage Co, Inc.	Administrative	$168.22
200145	10/07/2002	Encompass Electrical Technologies	Administrative	$376.00
200146	10/07/2002	Brian Jarvis	Administrative	$2,600.00
200147	10/07/2002	Curcio Capital Advisors, Inc.	Administrative	$381.63
200148	10/07/2002	LaBella & McNamara LLP	VOID	$—
200149	10/07/2002	Palomar Mountain Spring Water, Inc.	Administrative	$307.20
200150	10/07/2002	Mail Dispatch, LLC	Administrative	$150.00
200151	10/07/2002	L&L Printers Inc	Selling	$271.53
200152	10/07/2002	Ed Buckley	Administrative	$4,400.00
200153	10/07/2002	Steve Krahn	Administrative	$3,000.00
200154	10/08/2002	Cor-O-Van Moving and Storage Co, Inc.	Administrative	$7.82
200155	10/08/2002	Lynda Hall, Tax Collector	Sales, Use & Other Taxes	$97.75
200156	10/08/2002	Gaedeke Holdings, Ltd.	Administrative	$280.52

200157	10/08/2002	Smith & Howard, P.C., Inc.	Administrative	$8,400.00
200158	10/08/2002	SunGard Treasury Systems, Inc.	Administrative	$891.14
200159	10/08/2002	James Heisch	VOID	$—
200160	10/08/2002	Office Depot, Inc.	Administrative	$420.49
200161	10/08/2002	American Express	Administrative	$1,231.88
200162	10/08/2002	American Express	Administrative	$263,722.29
200163	10/08/2002	James Heisch	Administrative	$17,500.00
200164	10/08/2002	Brent Mitchell	Administrative	$448.46
200165	10/08/2002	Carrie Albrant	Administrative	$200.00
200166	10/08/2002	Charles La Bella	Administrative	$159.38
200167	10/08/2002	Doran Butler	Administrative	$1,033.15
200168	10/08/2002	Eric Baurle	Administrative	$18,515.00
200169	10/08/2002	Hillary Wilson	Administrative	$679.85
200170	10/08/2002	Karen Logan	Administrative	$155.80
200171	10/08/2002	Karen Malone	Administrative	$131.74
200172	10/08/2002	Lynn Taggart	Administrative	$232.52
200173	10/08/2002	Maria Psyhogios	Administrative	$238.06
200174	10/08/2002	Michael Singleton	Administrative	$198.28
200175	10/08/2002	Patrick Moroney	Administrative	$439.73
200176	10/08/2002	Pradeep Vancheeswaran	Administrative	$566.63
200177	10/08/2002	Scott Ballard	Administrative	$16,227.46
200178	10/10/2002	Pistole Transportation	Administrative	$635.00
200179	10/10/2002	Federal Express Corporation	Administrative	$18.96
200180	10/10/2002	Louis Alan Wand	Administrative	$1,400.00
200181	10/10/2002	Compuware Corporation	Administrative	$2,556.45
200182	10/10/2002	RMSLLC	Administrative	$2,640.00
200183	10/10/2002	Recall Total Information Mgmt, Inc.	Administrative	$450.00
200184	10/10/2002	Autodemo LLC	Selling	$5,000.00
200185	10/10/2002	CT Corporation System	Administrative	$944.98
200186	10/10/2002	City of San Diego City Treasurer	VOID	$—
200187	10/10/2002	City of San Diego City Treasurer	Sales, Use & Other Taxes	$2,030.00
200188	10/10/2002	Advanced Market Place, Inc.	Selling	$4,968.75
200189	10/10/2002	Fleet Business Credit Corp.	Secured/Rent/Leases	$79,940.81
200190	10/10/2002	James Heisch	Administrative	$1,319.70
200191	10/10/2002	James Heisch	Administrative	$938.40
200192	10/10/2002	Tremere Group, Inc.	Administrative	$7,062.50
200193	10/10/2002	Steve Krahn	Administrative	$9,139.29
200194	10/10/2002	Ed Buckley	Administrative	$8,255.50
200195	10/10/2002	Alltech, Inc.	Administrative	$2,185.00
200196	10/10/2002	Resources Connection, Corp.	Administrative	$2,600.00
200197	10/10/2002	Debbie Moore	Administrative	$5,577.50
200198	10/10/2002	J & S Resources	Administrative	$4,150.00
200199	10/10/2002	Compuware Corporation	Administrative	$2,840.50

200200	10/10/2002	Compaq Computer Corporation	Administrative	$1,599.60
200201	10/11/2002	Craig Ryall	Administrative	$150.48
200202	10/11/2002	Gloria Quinones	Administrative	$60.12
200203	10/11/2002	Kathleen Haake	Administrative	$57.70
200204	10/11/2002	Kenneth Marcus	Administrative	$137.97
200205	10/11/2002	Robert Phillips	Administrative	$68.05
200206	10/11/2002	Stephen Spencer	Administrative	$1,262.07
200207	10/11/2002	Tim Davis	Administrative	$2,181.30
200208	10/11/2002	Legal Reprographics, Inc.	Administrative	$5,000.00
200209	10/11/2002	Timothy Pease	Administrative	$2,924.70
200210	10/11/2002	Eric Brunstad	Administrative	$1,997.93
200211	10/11/2002	TEKSystems, Inc.	Administrative	$4,520.00
200212	10/11/2002	Dhl Airways Inc.	Administrative	$41.62
200213	10/11/2002	Kelly Staff Leasing, Inc.	Administrative	$6,849.61
200214	10/11/2002	JCube Corporation	Administrative	$25,893.01
200215	10/11/2002	Kelly Temporary Services, Inc.	Administrative	$967.68
200216	10/11/2002	Federal Express Corporation	Administrative	$3,574.62
200217	10/11/2002	Accountants Inc	Administrative	$2,310.00
200218	10/11/2002	Electronic For Imaging	Product Refund Checks	$637.31
200219	10/11/2002	Hawk Associates	Administrative	$11,136.00
200220	10/11/2002	Ikon Office Solutions, Inc.	Secured/Rent/Leases	$18,240.98
200221	10/11/2002	Intact Technology, Inc	Administrative	$41,112.50
200222	10/11/2002	Kelly Temporary Services, Inc.	Administrative	$1,931.91
200223	10/11/2002	Marsh & Associates, P.C.	Administrative	$3,000.00
200224	10/11/2002	Steve Krahn	Administrative	$1,352.79
200225	10/11/2002	Tremere Group, Inc.	Administrative	$2,500.00
200226	10/11/2002	mWired, Inc.	Administrative	$16,160.00
200227	10/11/2002	Cutler Computer Company, Corporation	Inventory Purchases	$750.00
200228	10/11/2002	Craig Tropea	Administrative	$538.01
200229	10/11/2002	Curtis Hawks	VOID	$—
200230	10/11/2002	Keith Plumb	Administrative	$66.93
200231	10/11/2002	Stanley Moore	Administrative	$70.00
200232	10/11/2002	Timothy Pease	Administrative	$3,773.15
200233	10/11/2002	Tracy Walton	Administrative	$291.27
200234	10/11/2002	Curtis Hawks	Administrative	$19,208.01
200235	10/11/2002	Leslie Thomas	Administrative	$533.39
200236	10/14/2002	Department of Licensing	Administrative	$59.00
200237	10/14/2002	Dynamic Computing Services Corporation	Administrative	$4,625.00
200238	10/14/2002	E-CRMPeople, Limited	Administrative	$7,200.00
200239	10/14/2002	Corporation Service Company	Administrative	$184.95
200240	10/14/2002	L&L Printers Inc	Selling	$710.08
200241	10/14/2002	Immix Group	Administrative	$3,000.00
200242	10/14/2002	CyberSource, Inc.	Administrative	$495.00

200243	10/14/2002	Cor-O-Van Moving and Storage Co, Inc.	Administrative	$219.78
200244	10/14/2002	Bay City Electric Works, Inc.	Secured/Rent/Leases	$1,645.16
200245	10/14/2002	Evergreen Systems, Inc.	Administrative	$154,944.00
200246	10/15/2002	HQ Global Workplaces, Inc.	Secured/Rent/Leases	$26,340.00
200247	10/15/2002	J. Gregory Kasun	Administrative	$7,800.00
200248	10/15/2002	Kevin Ortzman	Administrative	$11,275.00
200249	10/15/2002	Primero Systems, Inc.	Administrative	$6,780.00
200250	10/15/2002	Scientific Games International	Administrative	$150.00
200251	10/15/2002	Eric Fronk	Administrative	$2,977.00
200252	10/15/2002	Rackspace Management Hosting	Selling	$852.00
200253	10/15/2002	Compaq Computer Corporation	Administrative	$319.92
200254	10/15/2002	Michigan Department of Treasury	Sales, Use & Other Taxes	$10,538.43
200255	10/15/2002	Cor-O-Van Moving and Storage Co, Inc.	Administrative	$22.82
200256	10/15/2002	Brian Jarvis	Administrative	$2,750.00
200257	10/15/2002	Omnitronix, Inc.	Inventory Purchases	$4,405.46
200258	10/15/2002	Debbie Moore	Administrative	$3,334.57
200259	10/16/2002	NIIT USA Inc.	Administrative	$34,450.00
200260	10/16/2002	J & S Resources	Administrative	$1,600.00
200261	10/16/2002	J & S Resources	Administrative	$2,160.00
200262	10/16/2002	Alltech, Inc.	Administrative	$2,185.00
200263	10/16/2002	RMSLLC	Administrative	$2,520.00
200264	10/16/2002	Seal Furniture Systems, Inc	Administrative	$2,000.00
200265	10/16/2002	Verizon Enterprise Solutions	Administrative	$1,755.00
200266	10/16/2002	Recall Total Information Mgmt, Inc.	Administrative	$575.00
200267	10/16/2002	Macromedia, Inc.	Administrative	$1,050.00
200268	10/16/2002	Ken Glassman	Administrative	$500.00
200269	10/16/2002	View Central Inc.	Administrative	$30,969.00
200270	10/17/2002	Intact Technology, Inc	Administrative	$21,787.50
200271	10/17/2002	Hyperion Associates Inc	Administrative	$10,385.72
200272	10/17/2002	JCube Corporation	Administrative	$34,687.84
200273	10/17/2002	mWired, Inc.	Administrative	$12,282.50
200274	10/17/2002	Orchestrated Solutions, LLC	Administrative	$9,200.00
200275	10/17/2002	TEKSystems, Inc.	Administrative	$4,760.00
200276	10/17/2002	E-CRMPeople, Limited	Administrative	$12,000.00
200277	10/17/2002	Dynamic Computing Services Corporation	Administrative	$5,500.00
200278	10/17/2002	Kelly Staff Leasing, Inc.	Administrative	$2,863.34
200279	10/17/2002	Christina Viotti	Administrative	$2,275.74
200280	10/17/2002	The Farms Golf Club	Administrative	$750.00

200281	10/17/2002	Comptroller of Maryland	Sales, Use & Other Taxes	$794.06
200282	10/17/2002	Hawaii State Tax Collector	Sales, Use & Other Taxes	$1,633.96
200283	10/17/2002	Washington Department of Revenue	Sales, Use & Other Taxes	$1,452.00
200284	10/17/2002	New York State Sales Tax	Sales, Use & Other Taxes	$3,449.83
200285	10/17/2002	New Jersey Division of Taxation	Sales, Use & Other Taxes	$26,996.76
200286	10/17/2002	Virginia Department of Revenue	Sales, Use & Other Taxes	$6,453.40
200287	10/17/2002	Iowa Department of Revenue & Finance	Sales, Use & Other Taxes	$1,050.10
200288	10/17/2002	Tennessee Department of Revenue	Sales, Use & Other Taxes	$681.00
200289	10/17/2002	Utah State Tax Commission	Sales, Use & Other Taxes	$582.16
200290	10/17/2002	Massachusetts Department of Revenue	Sales, Use & Other Taxes	$21.10
200291	10/18/2002	Amanda Lee	Administrative	$141.92
200292	10/18/2002	Brent Mitchell	Administrative	$532.98
200293	10/18/2002	Christie Gilbert	Administrative	$75.00
200294	10/18/2002	Christina Chang	Administrative	$250.28
200295	10/18/2002	Dan Greenbaum	Administrative	$256.35
200296	10/18/2002	Daniel Hower	Administrative	$161.08
200297	10/18/2002	Daniel Trieschman	Administrative	$666.26
200298	10/18/2002	David Leibow	Administrative	$877.97
200299	10/18/2002	David Martin	Administrative	$1,000.00
200300	10/18/2002	Doran Butler	Administrative	$635.20
200301	10/18/2002	Douglas App	Administrative	$235.03
200302	10/18/2002	Francisco Fantauzzi	Administrative	$883.49
200303	10/18/2002	Frank Hicks	Administrative	$1,260.17
200304	10/18/2002	Hillary Wilson	Administrative	$1,548.22
200305	10/18/2002	James Archuleta	Administrative	$885.90
200306	10/18/2002	Janette McCusker	Administrative	$2,772.40
200307	10/18/2002	Joseph Cohen	Administrative	$175.23
200308	10/18/2002	Karl Keebaugh	Administrative	$1,401.84
200309	10/18/2002	Larry Vernec	Administrative	$173.77
200310	10/18/2002	Lisa Kahl	Administrative	$150.64
200311	10/18/2002	Lisa Saari	Administrative	$97.73
200312	10/18/2002	Michael Roell	Administrative	$478.58
200313	10/18/2002	Morgan Langley	Administrative	$1,182.42
200314	10/18/2002	Patrick Sinnott	Administrative	$1,108.67
200315	10/18/2002	Paul Morrison	Administrative	$99.00
200316	10/18/2002	Robert Patterson	Administrative	$3,307.00
200317	10/18/2002	Ruth Herfurth	Administrative	$40.24
200318	10/18/2002	Sean Caron	Administrative	$1,965.49
200319	10/18/2002	Sharon Coary	Administrative	$414.97
200320	10/18/2002	Sheree Lovering	Administrative	$27.68
200321	10/18/2002	Shirley Boyd	Administrative	$5.00
200322	10/18/2002	Stephen Daniels	Administrative	$613.80
200323	10/18/2002	Steven Goldstein	Administrative	$1,102.41
200324	10/18/2002	Tina Sarver	Administrative	$174.48

200325	10/18/2002	Vincent Preising	Administrative	$1,587.54
200326	10/18/2002	William Scarvie	Administrative	$244.58
200327	10/18/2002	Dhl Airways Inc.	Administrative	$1,390.91
200328	10/18/2002	Michael J. Wright	Administrative	$10,000.00
200329	10/18/2002	Gaedeke Holdings, Ltd.	Administrative	$50,562.58
200330	10/18/2002	U. S. Office I, L.P.	Secured/Rent/Leases	$55.04
200331	10/18/2002	Robert L Berger & Associates, LLC	VOID	$—
200332	10/18/2002	University of Wisconsin- Madison	Product Refund Checks	$15,900.00
200333	10/18/2002	Cor-O-Van Moving and Storage Co, Inc.	Administrative	$6,064.20
200334	10/18/2002	Digitec Business Systems, Inc.	Administrative	$442.71
200335	10/18/2002	IBM Corporation	Administrative	$137,500.00
200336	10/18/2002	Compuware Corporation	Administrative	$2,840.50
200337	10/18/2002	IBM Corporation	Administrative	$18,333.00
200338	10/18/2002	Mark Boxberger	Administrative	$91.75
200339	10/18/2002	Peter Budic	Administrative	$1,689.65
200340	10/18/2002	Ireneo Dimagiba Jr.	Administrative	$26.00
200341	10/18/2002	Mark Nordheim	Administrative	$1,592.11
200342	10/18/2002	Matthew Songstad	Administrative	$901.68
200343	10/18/2002	Milton Capsimalis	Administrative	$708.82
200344	10/21/2002	American Express	VOID	$—
200345	10/21/2002	American Express	Administrative	$300,000.00
200346	10/22/2002	American Express	Administrative	$3,437.31
200347	10/22/2002	AON Consulting, Inc.	Administrative	$55.00
200348	10/22/2002	ADT Security Services, Inc.	Administrative	$2,567.11
200349	10/22/2002	Fashion Furniture Leasing	Secured/Rent/Leases	$2,000.00
200350	10/22/2002	Worth D. MacMurray	Administrative	$19,950.00
200351	10/22/2002	Carrie Albrant	Administrative	$1,105.00
200352	10/22/2002	Debbie Moore	Administrative	$2,800.00
200353	10/22/2002	Fleet Business Credit Corp.	Secured/Rent/Leases	$79,940.81
200354	10/22/2002	Brian Jarvis	Administrative	$2,600.00
200355	10/22/2002	Dale Snead	Administrative	$300.00
200356	10/22/2002	Eric Fronk	Administrative	$4,582.00
200357	10/22/2002	J. Gregory Kasun	Administrative	$6,000.00
200358	10/22/2002	Kelly Temporary Services, Inc.	Administrative	$1,950.40
200359	10/22/2002	Accountants Inc	Administrative	$2,706.00
200360	10/22/2002	Ed Buckley	Administrative	$1,608.83
200361	10/22/2002	Federal Express Corporation	Administrative	$2,959.99
200362	10/23/2002	Colt Express Outsourcing Services, Inc.	Administrative	$191,827.77
200363	10/23/2002	Aramark	Administrative	$3,343.44
200364	10/23/2002	Compaq Computer Corporation	Administrative	$9,412.44
200365	10/23/2002	RMSLLC	Administrative	$2,520.00
200366	10/23/2002	Michael J. Wright	Administrative	$1,634.89

200367	10/23/2002	Kevin Ortzman	Administrative	$15,275.00
200368	10/23/2002	Primero Systems, Inc.	Administrative	$7,080.00
200369	10/23/2002	Resources Connection, Corp.	Administrative	$2,600.00
200370	10/23/2002	Rackspace Management Hosting	Selling	$137.33
200371	10/24/2002	Office Depot, Inc.	Administrative	$668.68
200372	10/24/2002	Alltech, Inc.	Administrative	$2,185.00
200373	10/24/2002	Gaedeke Holdings, Ltd.	Administrative	$19.23
200374	10/24/2002	City of Chicago Department of Revenue	Sales, Use & Other Taxes	$2,707.00
200375	10/24/2002	Compuware Corporation	Administrative	$2,840.50
200376	10/24/2002	Corefacts, LLC.	Administrative	$3,884.79
200377	10/24/2002	American Express	Administrative	$9,808.38
200378	10/24/2002	Primero Systems, Inc.	Administrative	$15,330.00
200379	10/21/2002	Beth Martinko	Administrative	$1,843.65
200380	10/21/2002	Gregory Elevich	Administrative	$135.29
200381	10/21/2002	James Billeaux	Administrative	$488.92
200382	10/21/2002	Jay Noonan	Administrative	$45.25
200383	10/21/2002	Jennifer Edwards	Administrative	$108.54
200384	10/21/2002	Joseph Cohen	Administrative	$1,298.94
200385	10/21/2002	Karl Keebaugh	Administrative	$586.31
200386	10/21/2002	Keith Plumb	Administrative	$107.00
200387	10/21/2002	Kelly Hoopes	Administrative	$98.93
200388	10/21/2002	Kenneth Mellett	Administrative	$1,624.20
200389	10/21/2002	Kurt Brown	Administrative	$360.16
200390	10/21/2002	Kurt Milne	Administrative	$768.12
200391	10/21/2002	Lindsey Ferguson	Administrative	$106.17
200392	10/21/2002	Michael Gosey	Administrative	$1,238.19
200393	10/21/2002	Nicole Sanders	Administrative	$680.52
200394	10/21/2002	Robert Luddy	Administrative	$3,609.63
200395	10/21/2002	Russell Parker	Administrative	$100.15
200396	10/21/2002	Stacey Holley	Administrative	$1,145.00
200397	10/21/2002	Taylor Barada	Administrative	$901.15
200398	10/21/2002	William Waller	Administrative	$44.27
200399	10/25/2002	John Knaus	Administrative	$947.08
200400	10/25/2002	Jose Resendiz	Administrative	$21.74
200401	10/25/2002	Intact Technology, Inc	Administrative	$21,488.22
200402	10/25/2002	Marsh & Associates, P.C.	Administrative	$800.00
200403	10/25/2002	James Heisch	Administrative	$19,392.45
200404	10/25/2002	mWired, Inc.	Administrative	$11,595.00
200405	10/25/2002	TEKSystems, Inc.	Administrative	$3,200.00
200406	10/25/2002	Michael Sanders	Administrative	$7,200.00
200407	10/25/2002	Hyperion Associates Inc	Administrative	$3,442.50
200408	10/25/2002	Kelly Temporary Services, Inc.	Administrative	$2,756.40
200409	10/25/2002	Evergreen Systems, Inc.	Administrative	$23,209.40
200410	10/25/2002	Advanced Market Place, Inc.	Selling	$225.00
200411	10/25/2002	E-CRMPeople, Limited	Administrative	$6,000.00

200412	10/25/2002	Kelly Staff Leasing, Inc.	Administrative	$3,950.94
200413	10/25/2002	J & S Resources	Administrative	$17,000.00
200414	10/25/2002	Accountants Inc	Administrative	$2,656.50
200415	10/25/2002	Global Consulting Services of U.S., Inc.	Administrative	$13,560.00
200416	10/25/2002	Aramark	VOID	$—
200417	10/28/2002	SunGard Recovery Services	Administrative	$1,380.00
200418	10/28/2002	RMSLLC	Administrative	$2,520.00
200419	10/28/2002	Recall Secure Destruction Services, Inc.	Administrative	$76.00
200420	10/28/2002	Robert L Berger & Associates, LLC	Administrative	$22,003.72
200421	10/29/2002	Kevin Ortzman	Administrative	$23,775.00
200422	10/29/2002	Consulate General of Brazil	Administrative	$20.00
200423	10/30/2002	Worth D. MacMurray	Administrative	$29,570.38
200424	10/31/2002	Alejandra Martinez	VOID	$—
200425	10/31/2002	Andrew Cahill	Administrative	$770.69
200426	10/31/2002	Charles Kipp	Administrative	$669.62
200427	10/31/2002	Charlette Angel	Administrative	$1,266.59
200428	10/31/2002	Cindy Stephens	Administrative	$982.83
200429	10/31/2002	Craig Giangregorio	Administrative	$1,295.00
200430	10/31/2002	Craig Kirk	Administrative	$654.41
200431	10/31/2002	Daniel Johnson	Administrative	$889.22
200432	10/31/2002	David Leibow	Administrative	$848.21
200433	10/31/2002	Deborah Traub	Administrative	$3,725.81
200434	10/31/2002	Doran Butler	Administrative	$853.25
200435	10/31/2002	Frank Hicks	Administrative	$463.08
200436	10/31/2002	Glenn Pinto	Administrative	$826.89
200437	10/31/2002	Hillary Wilson	Administrative	$954.76
200438	10/31/2002	James Archuleta	Administrative	$713.40
200439	10/31/2002	Jay Noonan	Administrative	$130.95
200440	10/31/2002	John Skousen	Administrative	$132.56
200441	10/31/2002	Kathryn Vizas	Administrative	$200.00
200442	10/31/2002	Kelly Hoopes	Administrative	$1,295.00
200443	10/31/2002	Kevin Kish	Administrative	$189.80
200444	10/31/2002	Kunal Mehta	Administrative	$379.03
200445	10/31/2002	Leslie Thomas	Administrative	$420.65
200446	10/31/2002	Lisa Kahl	Administrative	$93.81
200447	10/31/2002	Mark Donsky	Administrative	$1,626.95
200448	10/31/2002	Max Gardner Jr.	Administrative	$896.00
200449	10/31/2002	Morgan Langley	Administrative	$945.00
200450	10/31/2002	Nicole Eagan	Administrative	$5,525.72
200451	10/31/2002	Nicole Sanders	Administrative	$340.00
200452	10/31/2002	Roger Amador	Administrative	$422.55
200453	10/31/2002	Sam Mercer	Administrative	$1,915.28
200454	10/31/2002	Stephanie Thompson	Administrative	$872.23
200455	10/31/2002	Stephen Daniels	Administrative	$3,496.56
200456	10/31/2002	Loquant, Ltda.	Administrative	$4,256.40
200457	10/31/2002	DMC Translations	Administrative	$176.98

200458	10/31/2002	Andrea Hofmann-Miller	Administrative	$179.39
200459	10/31/2002	Chester Lawrence	Administrative	$471.50
		Total Paid Checks 10/01-10/31		$2,715,225.46
			Sales, Use & Other Taxes	$58,487.55
			Inventory Purchases	$83,355.46
			Secured/Rent/Leases	$215,154.55
			Administrative	$2,329,525.90
			Selling	$12,164.69
			Product Refund Checks	16,537.31
				2,715,225.46

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Payments Made by Check
10/1/2002-10/31/2002

Date	Payee		Description	Amount	MOR-1 Category
Citibank Cigna—CA Account #30490936
10/1/02-10/31/02	Various	(1)	Third Party Administered Insurance payments	398,043.38	Administrative
Citibank Cigna—Non-CA Account #30490928
10/1/02-10/31/02	Various	(1)	Third Party Administered Insurance payments	338,743.28	Administrative

NOTES:

(1)
Detail is available upon request. The check register is generally received one month in arrears.

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Exhibit 1
Pro Business Payroll Reports
9/23/2002-9/30/2002

Pay Date	Description	Net Payroll(1)	Payroll Taxes	Total Per Report
9/25/2002	Peregrine Systems Inc.	1,385,800	695,629	2,081,429
9/25/2002	Peregrine Remedy	1,796,667	928,834	2,725,501
9/25/2002	Peregrine Telco	78,521	42,329	120,850

Totals Funded per B of A Payroll A/C #1450-9-08274		3,260,988	1,666,792	4,927,780

NOTE:

(1)
Includes direct deposits, paychecks and third party checks. See attached payroll summaries.

PRGN-PSI-Peregrine Systems, Inc. Report Date 09/25/2002 Page 001 Paygroup 1	Advice of Debit	Control # 043A/0925/1354 ProBusiness Check Date 09/30/2002 Period 09/16/2002 - 09/30/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		ALABAMA
Paychecks	40,896.11	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	18,178.31	Federal Income Tax	391,766.66	Income Tax	262.77
CheckPro Manuals	18,178.31	Social Security (FICA)	73,177.06	Sub-Total	262.77
Manual Check Manuals	0.00	Federal Medicare	30,263.34
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	(160.80)	Sub-Total	495,207.06	Unemployment	0.00
Paycheck Voids	0.00			Employment Security Assessment	0.00
Direct Deposit Voids	0.00	EMPLOYER TAXES		Sub-Total	0.00
CheckPro Voids	(160.80)	Social Security—Employer	73,177.06
Manual Voids	0.00	Federal Medicare—Employer	30,263.34	TOTAL	262.77
Adjustment Voids	0.00	Federal Unemployment	31.92
Direct Deposit	1,340,312.10	Sub-Total	103,472.32
Taxes	695,629.20
Third Party Checks	4,592.05	TOTAL	598,679.38

TOTAL	2,099,446.97

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 09/30/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	2,081,429.46	Tax liabilities minus memo entries:	635,629.20

PRGN-REM-Peregrine Systems, Inc. Report Date 09/25/2002 Page 001 Paygroup 1	Advice of Debit	Control # 043A/0925/1403 ProBusiness Check Date 09/30/2002 Period 9/16/2002 - 09/30/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		CALIFORNIA
Paychecks	88,967.03	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	8,122.76	Federal Income Tax	501,319.61	Income Tax	102,670.74
CheckPro Manuals	8,122.76	Social Security (FICA)	105,277.15	State Disability	3,030.41
Manual Check Manuals	0.00	Federal Medicare	39,411.23	Sub-Total	105,701.15
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00
Voids:	(6,574.34)	Sub-Total	647,007.99	EMPLOYER TAXES
Paycheck Voids	0.00			Unemployment	267.74
Direct Deposit Voids	(6,574.34)	EMPLOYER TAXES		EE Training Fund	7.87
CheckPro Voids	0.00	Social Security—Employer	106,277.15	Sub-Total	275.61
Manual Voids	0.00	Federal Medicare—Employer	39,411.23
Adjustment Voids	0.00	Federal Unemployment	75.67	TOTAL	105,976.76
Direct Deposit	1,705,931.54	Sub-Total	145,764.05
Taxes	928,834.33
Third Party Checks	1,767,76	TOTAL	792,772.04
Memo Entries	(5.20)

TOTAL	2,727,043.88

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 09/30/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	2,725,495.46	Tax liabilities minus memo entries:	928,829.13

PRGN-TEL-Peregrine Systems, Inc. Report Date 09/25/2002 Page 001 Paygroup 1	Advice of Debit	Control # 021A/0925/1410 ProBusiness Check Date 09/30/2002 Period 09/16/2002 - 09/30/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		INDIANA
Paychecks	0.00	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	17,887.50	Federal Income Tax	26,396.76	Income Tax	342.40
CheckPro Manuals	17,887.50	Social Security (FICA)	5,235.06	Sub-Total	342.40
Manual Check Manuals	0.00	Federal Medicare	1,958.63
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	0.00	Sub-Total	33,590.45	Unemployment	0.00
Paycheck Voids	0.00			Sub-Total	0.00
Direct Deposit Voids	0.00	EMPLOYER TAXES
CheckPro Voids	0.00	Social Security—Employer	5,235.06	TOTAL	342.40
Manual Voids	0.00	Federal Medicare—Employer	1,958.63
Adjustment Voids	0.00	Federal Unemployment	89.73
Direct Deposit	77,184.97	Sub-Total	7,283.42
Taxes	42,328.89
Third Party Checks	1,335.50	TOTAL	40,873.87

TOTAL	138,736.86

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 09/30/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	120,849.36	Tax liabilities minus memo entries:	42,328.89

Peregrine Systems, Inc.
Case No. 02-12740 (JKF)
Exhibit 2
Pro Business Payroll Reports
10/1/2002-10/31/2002

Pay Date	Description	Net Payroll (1)	Payroll Taxes	Total Per Report
10/15/2002	Peregrine Remedy	2,078,429	1,053,294	3,131,723
10/31/2002	Peregrine Remedy	2,689,665	1,387,174	4,076,839

	Subtotal—Peregrine Remedy	4,768,094	2,440,468	7,208,562
10/15/2002	Peregrine Telco	119,728	56,491	176,219
10/31/2002	Peregrine Telco	65,541	24,257	89,798

	Subtotal—Peregrine Telco	185,269	80,748	266,017
10/15/2002	Peregrine Systems Inc.	1,916,331	1,025,479	2,941,810
10/31/2002	Peregrine Systems Inc.	2,778,925	1,494,660	4,273,585

	Subtotal—Peregrine Systems Inc.	4,695,256	2,520,139	7,215,395

Totals Funded per B of A Payroll A/C #1450-9-08274		9,648,619	5,041,355	14,689,974

10/15/2002	Payroll and taxes	4,114,488	2,135,264	6,249,752
10/31/2002	Payroll and taxes	5,534,131	2,906,091	8,440,222

Total Payroll and Taxes		9,648,619	5,041,355	14,689,974

NOTE:

(1)
Includes direct deposits, paychecks, and third party checks. See attached payroll summaries.

PRGN-REM-Peregrine Systems, Inc. Report Date 10/10/2002 Page 001 Paygroup 1	Advice of Debit	Control # 054A/1010/1351 ProBusiness Check Date 10/15/2002 Period 10/01/2002 - 10/15/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		CALIFORNIA
Paychecks	55,047.81	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	31,328.22	Federal Income Tax	604,295.26	Income Tax	142,859.35
CheckPro Manuals	31,328.22	Social Security (FICA)	97,499.00	State Disability	2,950.81
Manual Check Manuals	0.00	Federal Medicare	46,361.05	Sub-Total	145,810.16
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00
Voids:	(7,492.67)	Sub-Total	747,155.31	EMPLOYER TAXES
Paycheck Voids	0.00			Unemployment	755.28
Direct Deposit Voids	(7,492,97)	EMPLOYER TAXES		EE Training fund	20.17
CheckPro Voids	0.00	Social Security—Employer	97,499.00	Sub-Total	755.28
Manual Voids	0.00	Federal Medicare—Employer	45,361.05
Adjustment Voids	0.00	Federal Unemployment	182.29	TOTAL	146,585.61
Direct Deposit	2,020,947.02	Sub-Total	143,042.34
Taxes	1,053,293.95
Third Party Checks	2,438.98	TOTAL	890,197.65
Memo Entries	(5.20)
TOTAL	3,155,557.81

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 10/15/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	3,131,722.56	Tax liabilities minus memo entries:	1,053,288.75

PRGN-REM-Peregrine Systems, Inc. Report Date 10/28/2002 Page 001 Paygroup 1	Advice of Debit	Control # 046A/1028/1500 ProBusiness Check Date 10/31/2002 Period 10/16/2002 - 10/31/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		CALIFORNIA
Paychecks	111,597.07	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	30,973.26	Federal Income Tax	843.866.21	Income Tax	138,287.31
CheckPro Manuals	30,973.26	Social Security (FICA)	108,523.00	State Disability	2,510.54
Manual Check Manuals	0.00	Federal Medicare	58,138.14	Sub-Total	140,797.85
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00
Voids:	(33.00)	Sub-Total	1,011,527.35	EMPLOYER TAXES
Paycheck Voids	(33.00)			Unemployment	405.12
Direct Deposit Voids	0.00	EMPLOYER TAXES		EE Training Fund	11.91
CheckPro Voids	0.00	Social Security—Employer	108.523.00	Sub-Total	417.03
Manual Voids	0.00	Federal Medicare—Employer	59,138.14
Adjustment Voids	0.00	Federal Unemployment	108.74	TOTAL	141,214.88
Direct Deposit	2,576,503.04	Sub-Total	167,769.88
Taxes	1,387,173.99
Third Party Checks	1,569.76	TOTAL	1,179,297.23
Memo Entries	(5.20)
TOTAL	4,107,778.92

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 10/31/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	4,076,838.68	Tax liabilities minus memo entries:	1,387,168.79

PRGN-TEL-Peregrine Systems, Inc. Report Date 10/10/2002 Page 001 Paygroup 1	Advice of Debit	Control # 022A/1010/1415 ProBusiness Check Date 10/15/2002 Period 10/01/2002 - 10/15/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		INDIANA
Paychecks	0.00	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	3,363.08	Federal Income Tax	36,965.36	Income Tax	404.70
CheckPro Manuals	3,363.08	Social Security (FICA)	6,185.66	Sub-Total	404.70
Manual Check Manuals	0.00	Federal Medicare	2,570.81
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	0.00	Sub-Total	45,721.83	Unemployment	0.00
Paycheck Voids	0.00			Sub-Total	0.00
Direct Deposit Voids	0.00	EMPLOYER TAXES
CheckPro Voids	0.00	Social Security—Employer	6,185.66	TOTAL	404.70
Manual Voids	0.00	Federal Medicare—Employer	2,570.81
Adjustment Voids	0.00	Federal Unemployment	0.00
Direct Deposit	118,393.19	Sub-Total	8,756.47
Taxes	56,490.72
Third Party Checks	1,335.50	TOTAL	54,478.30
TOTAL	179,582.49

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 10/15/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	176,219.41	Tax liabilities minus memo entries:	56,490.72

PRGN-TEL-Peregrine Systems, Inc. Report Date 10/28/2002 Page 001 Paygroup 1	Advice of Debit	Control # 023A/1028/1527 ProBusiness Check Date 10/31/2002 Period 10/16/2002 - 10/31/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		INDIANA
Paychecks	0.00	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	1,739.27	Federal Income Tax	14,196.65	Income Tax	325.90
CheckPro Manuals	1,739.27	Social Security (FICA)	3,331.72	Sub-Total	325.90
Manual Check Manuals	0.00	Federal Medicare	1,315.97
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	0.00	Sub-Total	18,844.34	Unemployment	0.00
Paycheck Voids	0.00			Sub-Total	0.00
Direct Deposit Voids	0.00	EMPLOYER TAXES
CheckPro Voids	0.00	Social Security—Employer	3,331.72	TOTAL	325.90
Manual Voids	0.00	Federal Medicare—Employer	1,315.97
Adjustment Voids	0.00	Federal Unemployment	0.00
Direct Deposit	64,205.22	Sub-Total	4,647.69
Taxes	24,257.57
Third Party Checks	1,335.50	TOTAL	23,492.03
TOTAL	91,537.56

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 10/31/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	89,798.29	Tax liabilities minus memo entries:	24,257.57

PRGN-PSI-Peregrine Systems, Inc. Report Date 10/10/2002 Page 001 Paygroup 1	Advice of Debit	Control # 044A/1010/1356 ProBusiness Check Date 10/15/2002 Period 10/01/2002 - 10/15/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		ALABAMA
Paychecks	65,243.60	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	107,513.67	Federal Income Tax	636,350.49	Income Tax	274.16
CheckPro Manuals	106,792.22	Social Security (FICA)	70,170.04	Sub-Total	274.16
Manual Check Manuals	721.45	Federal Medicare	44,188.43
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	(1,336.95)	Sub-Total	750,708.96	Unemployment	0.00
Paycheck Voids	0.00			Employment Security Assessment	0.00
Direct Deposit Voids	(1,336.95)	EMPLOYER TAXES		Sub-Total	0.00
CheckPro Voids	0.00	Social Security—Employer	70,170.04
Manual Voids	0.00	Federal Medicare—Employer	44,188.43	TOTAL	274.16
Adjustment Voids	0.00	Federal Unemployment	99.49
Direct Deposit	1,841,237.16	Sub-Total	114,457.96
Taxes	1,025,479.75
Third Party Checks	9,849.65	TOTAL	865,166.92

TOTAL	3,047,986.88

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 10/15/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	2,941,810.16	Tax liabilities minus memo entries:	1,025,479.75

PRGN-PSI-Peregrine Systems, Inc. Report Date 10/28/2002 Page 001 Paygroup 1	Advice of Debit	Control # 045A/1028/1616 ProBusiness Check Date 10/31/2002 Period 10/16/2002 - 10/31/2002
ProBusiness	4125 Hopyard Dr., Pleasanton, CA 94588	(925) 734-9990
PAYROLL		FEDERAL		ALABAMA
Paychecks	58,922.28	EMPLOYEE TAXES		EMPLOYEE TAXES
Manuals	73,476.87	Federal Income Tax	1,000,020.17	Income Tax	355.24
CheckPro Manuals	73,476.87	Social Security (FICA)	59,375.60	Sub-Total	355.24
Manual Check Manuals	0.00	Federal Medicare	62,701.31
Adj Check Manuals	0.00	Advanced Earned Income Credit	0.00	EMPLOYER TAXES
Voids:	(1,069.50)	Sub-Total	1,122,097.08	Unemployment	0.00
Paycheck Voids	(1,069.50)			Employment Security Assessment	0.00
Direct Deposit Voids	0.00	EMPLOYER TAXES		Sub-Total	0.00
CheckPro Voids	0.00	Social Security—Employer	59,375.60
Manual Voids	0.00	Federal Medicare—Employer	62,701.31	TOTAL	355.24
Adjustment Voids	0.00	Federal Unemployment	86.92
Direct Deposit	2,714,120.52	Sub-Total	122,163.83
Taxes	1,494,660.40
Third Party Checks	5,882.04	TOTAL	1,244,260.91

TOTAL	4,345,992.61

        Our records show that your taxes will be processed by PowerTax.

        An * denotes memo entries. Advanced EIC payments reduce your 941 tax liability.

        The TAXES shown under PAYROLL consist of Federal, State, Local and memo entries for the current payroll.

        Your account will be debited for this amount minus any memo entries on 10/31/2002.

Total funds required for this payroll (paychecks, tax liabilities & 3rd party checks minus memo entries):	4,273,585.24	Tax liabilities minus memo entries:	1,494,660.40

Date of Monthly Operating Report: October 31, 2002

PEREGRINE SYSTEMS, INC. Case No. 02-12740-JKF

ATTESTATION:

        1)    Bank reconciliations for all of the accounts listed below have been performed of the month ended October 31, 2002.

Account Description	Bank Name	Bank Account Number	Balance per Books
Lockbox	Bank of America	763-631-0021	$0.00
Telco Lockbox	Bank of America	375-155-5694	(2,100.00)
Third Party Account	Bank of America	123-310-2013	204,583.85
Checking	Bank of America	123-310-3945	(122,925.03)
Operating Account A	Bank of America	123-310-4096	0.00
Litigation	Bank of America	123-310-4850	0.00
IBM Escrow	Bank of America	123-306-6938	0.00
Stock Options	Bank of America	123-363-4482	0.00
Operating Account B	Bank of America	145-010-8273	6,239,803.50
Payroll	Bank of America	145-090-8274	(321,068.59)
Money Market	Bank of America	874289	0.00
Cigna Health Non-CA	Citibank	30490928	282,104.01
Cigna Health CA	Citibank	30490936	358,746.72
IBM Collateral	Key Bank	40204230688340	1,473,849.00
Stock Options	Salomon Smith Barney	6132003515	58,328.05
Foothill Sweep Account	Well Fargo Bank	4000052746	0.00
A/R Financing	Well Fargo Bank	4905015277	920,442.83

		Total	$9,091,764.34

        2)    All post-petition tax liabilities due and owing as of October 31, 2002 have been paid on a current basis.

        I declare, under penalty of perjury, that the foregoing is true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification. I have full authority to make the above representations on behalf of the Debtor.

Date: December     , 2002

Ken Sexton Chief Financial Officer Peregrine Systems, Inc.

Peregrine Systems, Inc.
Case No. 02-12740-JKF
Statement of Operations
For the Period of 9/23/2002-10/31/2002

	10/1/02- 10/31/02	9/23/02- 9/30/02	Combined Period 9/23/02-10/31/02
Revenues:
Licenses	$848,577	$1,557,251	$2,405,828
Maintenance	5,420,156	775,318	6,195,474
Services	1,838,486	403,400	2,241,886

Total Revenue:	8,107,220	2,735,969	10,843,189

Costs and Expenses:
Cost of licenses and hardware	108,552	18,053	126,605
Cost of Maintenance	736,977	230,335	967,312
Cost of Services	1,749,113	389,541	2,138,654
Sales	1,861,743	721,467	2,583,210
Marketing	311,090	132,630	443,721
Product Marketing	136,025	63,420	199,445
Development	1,485,445	408,321	1,893,766
General & administrative	7,036,439	1,889,931	8,926,370

Total Costs and Expenses:	13,425,385	3,853,699	17,279,083

Operating Income (loss)	(5,318,165)	(1,117,730)	(6,435,895)

Other Income and Expenses:
Interest income (expenses)	(153,210)	(159,465)	(312,675	)(1)
Other income (expenses)	316	192	508

Income (loss) before Reorganization Items	(5,471,059)	(1,277,003)	(6,748,062)

Reorganization Items:
Professional Fees
U.S. Trustee Quarterly Fees
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses

Total Reorganization Items	—	—	—
Income tax benefit (expense)	—	—	—

Net Income/(Loss)	$(5,471,059)	$(1,277,003)	$(6,748,062)

NOTE:

(1)
Interest expense reported for the Debtor is interest expense for the consolidated group of Debtor and Debtor affiliates. It has not been allocated to Debtor affiliates for reporting purposes.

PEREGRINE SYSTEMS, INC.
CASE NO. 02-12740-JKF
BALANCE SHEET
AS OF OCTOBER 31, 2002

10/31/02
(1)
ASSETS
Current Assets
Cash and cash equivalents	$14,362,626
Trade receivable, net of allowance	28,774,609
Financed and other receivables	77,006,951
Other current assets	18,359,319

Total Current Assets	138,503,505
Property and equipment, net	57,492,200
Other Assets
Intercompany receivables	115,477,286
Goodwill	803,467,392
Other intangible assets, investments and other, net	467,546,372

Total Assets	$1,582,486,754

LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities Not Subject to Compromise (POSTPETITION)
Accounts payable	$3,029,494
Accrued payroll expenses	2,995,427
Accrued expenses	16,391,083
Deferred revenue	40,490,859
Intercompany payables	961,435
DIP financing from BMC	54,013,791

Total Postpetition Liabilities	117,882,089
Liabilities Subject to Compromise (PREPETITION)
Secured Debt:
Proceeds from financed A/R payable to Banks	91,557,000
Long-term debt	1,918,188
Priority Debt:
Accrued income taxes	18,072,973
Unsecured Debt:
Accounts payable	47,688,732
Intercompany payables	345,868,295
Convertible subordinated notes	264,098,283

Total Pre-Petition Liabilities	769,203,470
Stockholders' Equity
Common stock	410,659
Additional paid-in capital	3,266,334,398
Treasury stock	(10,342,579)
Equity in subsidiaries	2,817,246
Accumulated deficit pre-petition	(2,536,770,983)
Accumulated deficit postpetition	(6,748,062)
Adjustments to Stockholders equity:
Deferred compensation	(14,569,574)
Cumulative translation adjustment	(428,301)
Other Comprehensive Income	(5,301,610)

Total Stockholders' Equity	695,401,195

Total Liabilities & Equity	$1,582,486,754

NOTE

(1)
Balances are subject to restatement pursuant to the completion of FYE March 31, 2002 audit, which is still in process.

In re: Peregrine Systems, Inc.	Case No. 02-12740-JKF
Debtor	Reporting Period: 10/1/02—10/31/02

STATUS OF POSTPETITION TAXES

        The status of postpetition taxes is addressed in the attached Attestation Letter. No Federal tax returns were filed during this period.

SUMMARY OF UNPAID POSTPETITION DEBTS

        Aged listing of accounts payable available upon request.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$3,029,494					$3,029,494
Accrued payroll expenses	$2,995,427					$2,995,427
Accrued expenses	$16,391,083					$16,391,083
Taxes Payable						$0
Rent/Leases-Building						$0
Rent/Leases-Equipment						$0
Secured Debt/Adequate Protection Payments						$0
Professional Fees						$0
Amounts Due to Insiders*						$0
Deferred Revenue	$40,490,859					$40,490,859
Intercompany payable	$961,435					$961,435
Revolving Debt Loan	$54,013,791					$54,013,791

Total Postpetition Debts	$117,882,089	$0	$0	$0	$0	$117,882,089

Explain how and when the Debtor intends to pay any past-due postpetition debts.

At this point in time, there are no post-petition past due debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re: Peregrine Systems, Inc.	Case No. 02-12740-JKF
Debtor	Reporting Period: 10/31/02

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	43,543,539
+ Amounts billed during the period	8,107,220
- Amounts collected during the period	(12,906,987)
Total Accounts Receivable at the end of the reporting period	38,743,772
Accounts Receivable Aging	Amount
0-30 days old	13,282,389
31-60 days old	3,899,486
61-90 days old	1,623,572
91+ days old	19,938,325
Total Accounts Receivable	38,743,772
Amount considered uncollectible (Bad Debt)	9,969,163
Accounts Receivable (Net)	28,774,610

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. (SEE NOTE)	X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

NOTE:
Disbursements from non-DIP accounts have been made pursuant to a Bankruptcy Court order.

Miscellaneous:

02-12740-JKF Peregrine Systems, Inc.

Notice of Electronic Filing

The following transaction was received from McFarland, Scotta Edelen entered on 12/12/2002 at 6:14 PM EST and filed on 12/12/2002

Case Name:	Peregrine Systems, Inc.
Case Number	02-12740-JKF
Document Number:	628

Docket Text:

Debtor-In-Possession Monthly Operating Report for Filing Period 10/31/02 for Peregrine Systems, Inc. Filed by Peregrine Systems, Inc.. (McFarland, Scotta)

The following document(s) are associated with this transaction:

Document description: Main Document

Original filename: C:/Documents and Settings/lt/Desktop/MOR PSI.pdf

Electronic document Stamp:
[STAMP bkecfStamp_ID=983460418 [Date=12/12/2002][FileNumber=1161098-0][2f570912690acec6fdf7de1cc03ad633fa
8711056aad871683363f01bc1038d9222da253c59cdd73fe5779c086725e2fada0546ebeb6e55bddb0691b01cd9257]]

02-12740-JKF Notice will be electronically mailed to:

William Pierce Bowden    wbowden@ashby-geddes.com;rxza@ashby-geddes.com

Noel C. Burnham    nburnham@mmwr.com, bankruptcy@mmwr.com;jperri@mmwr.com;imarch@mmwr.com

William E. Chipman Jr.    bankruptcydel@gtlaw.com

M. Blake Cleary    bankruptcy@ycst.com

Tobey M. Daluz    tdaluz@reedsmith.com, efiling@parcelsinc.com

Carrie I. Dayton    cdayton@svglaw.com

Kevin Gross    kgross@rmgglaw.com

Megan Nancy Harper    bankruptcy@bbglaw.com

Ira L. Herman    ilherman@bryancave.com

R. Karl Hill    khill@svglaw.com, ceckstrand@svglaw.com

Regina A. Iorii    riorii@ashby-geddes.com

Bruce E. Jameson    Bkrjameson@prickett.com

Laura Davis Jones    ljones@pszyj.com,

Laura Davis Jones    ljones@pszyj.com, efile@pszyj.com

Laura Davis Jones    ljones@pszyj.com, efile@pszyj.com;hmartin@pszyj.com;vmobley@pszyj.com;agrasty@pszyj.com

L. Scott Keehn    lsk@robbins-keehn.com,

Gregg S. Kleiner    kleinergs@cooley.com,

Steven K. Kortanek    skortanek@klehr.com

Carl N. Kunz III    ckunz@morrisjames.com,

Kimberly Ellen Connolly Lawson    klawson@reedsmith.com

Christopher James Lhulier    clhulier@pszyj.com, hmartin@pszyj.com;vmobley@pszyj.com;agrasty@pszyj.com;efile@pszyj.com

Margaret M. Manning    manningmm@bipc.com

Scotta Edelen McFarland    smcfarland@pszyj.com,

Michelle Kathleen McMahon    mm@cblhlaw.com

Selinda A. Melnik    samelnik@aol.com

Francis A. Monaco Jr.    fmonaco@walmon.com, jbodnar@walmon.com;kmangan@walmon.com;hsasso@walmon.com;CSentman@walmon.com;rmersky

Edmon L. Morton    bankruptcy@ycst.com,

Zachary Mosner    washbcu@atg.wa.gov,

Joseph Emil Shickich    jshickich@riddellwilliams.com

William David Sullivan    bankruptcyemail@elzufon.com

Theodore J. Tacconelli    ttacconelli@ferryjoseph.com,

William F. Taylor    bankruptcydel@mccarter.com, bankdel@comcast.net

Thomas D. Walsh    twalsh@mccarter.com, bankruptcydel@mccarter.com

02-12740-JKF Notice will not be electronically mailed to:

David W. Adams
Broad and Cassel
P.O. Box 3310
Tampa, FL 33601-3310

Robert S. Brady
Young Conaway Stargatt & Taylor LLP
The Brandywine Bldg.
1000 West Street, 17th Floor
PO Box 391
Wilmington, DE 19899-0391
bankruptcy@ycst.com

Rose I. Cabrera
Law Offices of Hemar & Associates
2001 Wilshire Blvd.
Suite 300
Santa Monica, CA 90403

David Chavez
4305 Hacienda Drive
P.O. Box 8015
Pleasanton, CA 94588-8615

Mark Conlan
Gibbons, Del Deo, Dolan, Griffinger & Ve
One Riverfront Plaza
Newark, NJ 07102

Desmond Cussen
One Montgomery Street
31st Floor
San Francisco, CA 94104

Christopher A. Evans
Trans Cosmos USA, Inc.
777-108th Avenue NE,
Ste. 1500
Bellevue, WA 98004

Rochelle J. Felitti
,

Traci Fette
DACA V, LLC
2120 W. Washington Street
San Diego, CA 92110

Charles J. Filardi
Cummings & Lockwood LLC
700 State Street
P.O. Box 1960
New Haven, CT 06509-1960

Mark C. Forsythe
Goe & Forsythe, LLP
3 Civic Plaza, Suite 267
Newprot Beach, CA 92660

Michael S Greger
,

Christopher T. Heffelfingel
Berman DeValerio Pease Tabacco Burt &
Pucillo
425 California Street
Suite 2025
San Francisco, CA 94104

Mickee M. Hennessy
Phillips, Nizer, Benjamin, Krim & Ballon
600 Old Country Road
Garden City, NY 11530

Van J. Hooker
,

John S. Kaplan
Perkins Coie LLP
1201 Third Avenue, 40th Floor
Seattle, WA 98101-3099

Raymond King
,

Eugene K. Kottenstette
City and County of Denver
201 West Colfax Avenue
Department 1207
Denver, CO 80202-5375

Linda S. Law
The City of Portland
City Attorney's Office
1221 SW 4th Avenue
Room 430
Portland, OR 97204

Raymond C. McCann
Baan U.S.A., Inc.
12454 Sunrise Valley Drive
Suite 500
Herndon, VA 20171-3242

Caroline A. Mellusi
J.P. Morgan Chase Legal Department
One Cahse Manhattan Plaza-26th Floor
New York, NY 10081

David M. Neff
Piper Rudnik
203 North LaSalle Street
Suite 1800
Chicago, IL 60601-1293

Jeremiah W. Nixon
,

William L. Norton
Boult, Cummings, Conners & Berry, PLC
414 Union Street
Suite 1600
P.O. Box 198062
Nashville, TN 37219

Terry Phillips
,

Lori Gruver Robinson
Linebarger Goggan Blair & Sampson, LLP
1949 South I.H. 35 (78741)
P.O. Box 17428
Austin, TX 78760

Michael F. Schleigh
Brown & Connery, LLP
360 Haddon Avenue
P.O. Box 539
Westmont, NJ 08108

Timothy J. Silverman
Solomon, Grindle, Silverman & Spinella
12555 High Bluff Drive
Suite 260
San Diego, CA 92130

Edward Egan Smith
,

Joel P. Surber
Parker Laurence Cantrell & Dean
200 4th Avenue North
Fifth Floor
Nashville, TN 37219

Michael D Warner
Simon Warner & Doby LLP
1700 City Center Tower II
301 Commerce Street
Fort Worth, TX 76102

Elizabeth Weller
2323 Bryan Street, Suite 1720
Dallas, TX 75201

John J. Wiles
Wiles & Wiles
800 Kennesaw Avenue
Suite 400
Marietta, GA 30060-1096

Amy Wilson
The Dow Chemical Company
2030 Dow Center
Midland, Mi 48674

Kara M. Zaleskas
,

QuickLinks

  Exhibit 99.1
Peregrine Systems, Inc. Case No. 02-12740 (JKF) Summary of Disbursements 09/23/2002-9/30/2002
Peregrine Systems, Inc. Case No. 02-12740 (JKF) Payments Made by Wire 9/23/2002-9/30/2002
Peregrine Systems, Inc. Case No. 02-12740 (JKF) Summary of Disbursements 10/1/2002-10/31/2002
Peregrine Systems, Inc. Case No. 02-12740 (JKF) Payments Made by Wire 10/1/2002-10/31/2002
Peregrine Systems, Inc. Case No. 02-12740 (JKF) Payments Made by Check 10/1/2002-10/31/2002
Peregrine Systems, Inc. Case No. 02-12740 (JKF) Exhibit 1 Pro Business Payroll Reports 9/23/2002-9/30/2002
Peregrine Systems, Inc. Case No. 02-12740 (JKF) Exhibit 2 Pro Business Payroll Reports 10/1/2002-10/31/2002